UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
☒

Filed by a Party other than the Registrant
☐

Check the appropriate box:
☐
Preliminary Proxy Statement

☐
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to Section 240.14a-12

P & F Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

P & F INDUSTRIES, INC.
445 Broadhollow Road, Suite 100
Melville, New York 11747

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 26, 2021
To the Stockholders of
P&F Industries, Inc.:
The Annual Meeting of Stockholders of P&F Industries, Inc. will be conducted in a “virtual only” format via live audio webcast on Wednesday, May 26, 2021 at 10:00 a.m. Eastern Daylight Time (EDT), which you may attend by registering at https://viewproxy.com/pfina/2021/htype.asp. The Annual Meeting is being held for the following purposes:
1)
To elect two directors, each to hold office for three years;

(2)
To consider and act upon a proposal to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year 2021;

(3)
To consider and act upon a proposal to approve the amendment and restatement of the P&F Industries, Inc. 2012 Stock Incentive Plan (to be renamed the P&F Industries, Inc. 2021 Stock Incentive Plan);

(4)
To consider and approve an advisory (non-binding) resolution regarding the compensation of our named executive officers; and

(5)
To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

In accordance with the provisions of the Company’s By-laws, the Board of Directors has fixed the close of business on April 14, 2021 as the date for determining stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.
Your attention is directed to the accompanying Proxy Statement.
In light of public health concerns regarding the coronavirus (COVID-19) outbreak, and the related recommendations and protocols issued by public health authorities and federal, state and local governments, this year’s Annual Meeting will be conducted in a completely virtual format in order to assist in protecting the health and well-being of our stockholders, employees and directors. There is no in-person meeting for you to attend.
You are cordially invited to attend the Annual Meeting virtually. Whether or not you plan to attend the Annual Meeting, at your earliest convenience please vote, date, sign and return the enclosed proxy card, or vote through the Internet or by telephone in accordance with the instructions on the enclosed proxy card. If you hold your shares of the Company’s common stock through an account with a broker, trust, bank or other nominee, please follow the instructions you receive from them to vote your shares. See the Proxy Statement section “ABOUT THE ANNUAL MEETING” for specific instructions on registering for and attending the Annual Meeting and voting your shares.
By order of the Board of Directors
JOSEPH A. MOLINO, JR.
Secretary
Dated: April 30, 2021
Melville, New York
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 26, 2021:
This Proxy Statement and our Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2020, are available at http://www.viewproxy.com/PFIN/2021.

PROXY STATEMENT	1
ABOUT THE ANNUAL MEETING	1
Date, Time and Place of Meeting	1
Record Date and Voting Rights	1
Quorum	1
Broker Non-Votes, Withheld Votes and Abstentions	1
Solicitations of Proxies	2
Voting Proxies, Attending the Annual Meeting and Other matters	2
Attending and Voting
Revocation of Proxies	4
Other Business	4
OWNERSHIP OF EQUITY SECURITIES	5
Agreement Relating to Mr. Horowitz’s Common Stock	6
PROPOSAL 1: ELECTION OF DIRECTORS	7
Required Vote and Effect	7
Information as to Directors and Nominees for Directors	8
CORPORATE GOVERNANCE	10
Director Independence	10
Meetings and Committees of the Board of Directors	10
Audit Committee	10
Compensation Committee	11
Corporate Governance and Nominating Committee	11
Strategic Planning and Risk Assessment Committee	12
Code of Business Conduct and Ethics	13
Board Leadership Structure	13
Board Role in Risk Oversight	13
Directors’ Attendance at Annual Meetings of Stockholders	14
Communication with the Board of Directors	14
Prohibitions on Hedging Transactions	14
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	15
Policies and Procedures	15
Related Party Transactions	15
DIRECTOR COMPENSATION	16
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	17
Required Vote and Effect	17
AUDIT COMMITTEE REPORT	18
PROPOSAL 3: APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE P&F INDUSTRIES, INC. 2012 STOCK INCENTIVE PLAN (TO BE RENAMED THE P&F INDUSTRIES, INC. 2021 STOCK INCENTIVE PLAN)	19
Summary of the 2021 Plan	20
Required Vote and Effect	25

i

ii

P & F INDUSTRIES, INC.
445 Broadhollow Road, Suite 100
Melville, New York 11747

PROXY STATEMENT
This proxy statement is being furnished by the Board of Directors (the “Board of Directors”) of P&F Industries, Inc. (the “Company”) to holders of the Company’s Class A Common Stock, $1.00 par value (the “Common Stock”), in connection with the solicitation of proxies by the Board of Directors for use at its 2021 annual meeting of stockholders or any adjournment or postponement thereof (the “Annual Meeting”).
The Company’s principal offices are located at 445 Broadhollow Road, Suite 100, Melville, New York 11747. The Company anticipates mailing this proxy statement to stockholders on or about April 30, 2021.
ABOUT THE ANNUAL MEETING
Date, Time and Place of Meeting
The Annual Meeting will be conducted in a “virtual only” format via live audio webcast on Wednesday, May 26, 2021, at 10:00 a.m. Eastern Daylight Time (EDT). In order to attend the Annual Meeting, you must register at https://viewproxy.com/pfina/2021/htype.asp. See “Voting Proxies, Attending the Annual Meeting and Other Matters” below for specific details.
Record Date and Voting Rights
The Board of Directors established the close of business on April 14, 2021 as the record date for determining the holders of the Common Stock entitled to notice of and to vote at the Annual Meeting. On the record date, 3,181,286 shares of Common Stock were outstanding and entitled to vote at the Annual Meeting. The Company’s stockholders are entitled to one vote for each share of Common Stock held as of the record date on all matters.
Your vote is very important. Whether or not you plan to virtually attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting so your vote will be counted even if you decide not to attend.
Quorum
Transaction of business at the Annual Meeting may occur if a quorum is present. If a quorum is not present, it is expected that the Annual Meeting will be adjourned or postponed in order to permit additional time for soliciting and obtaining additional proxies or votes, and, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn.
The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total votes entitled to be cast constitutes a quorum. If a share of Common Stock is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. Shares of Common Stock represented by a properly executed proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.
Broker Non-Votes, Withheld Votes and Abstentions
If you are a beneficial owner whose shares are held by a broker, trust, bank or other nominee, you must instruct the broker, trust, bank or other nominee how to vote your shares. If you do not provide voting instructions, your shares will not be voted on proposals on which there is no discretionary voting authority, namely: Proposal 1 (election of directors), Proposal 3 (approval of amendment and restatement of stock incentive plan) and Proposal 4 (advisory (non-binding) vote on executive compensation). This is called a

“broker non-vote.” Your shares will be counted as present at the meeting for quorum purposes but not present and entitled to vote for purposes of these specific proposals. Therefore, it is very important that beneficial owners instruct their broker, trust, bank or other nominee how they wish to vote their shares. If you do not provide your broker, trust, bank or other nominee with voting instructions with respect to Proposal 2 (ratification of appointment of independent registered public accounts), your broker, trust, bank or other nominee has discretion to vote your shares on this proposal, which is considered a “routine” management proposal.
Withheld votes and broker non-votes will have no effect on Proposal 1. Abstentions will have the same effect as votes against Proposal 2, Proposal 3 and Proposal 4. Broker non-votes are inapplicable to Proposal 2 and will have no effect on Proposal 3 or Proposal 4.
Solicitation of Proxies
The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to solicitation by mail, the directors, officers and employees of the Company, without additional compensation, may solicit proxies from stockholders by telephone, by letter, by email or facsimile, in person or otherwise.
Voting Proxies, Attending the Annual Meeting and Other Matters
As stated above, in light of public health concerns regarding the coronavirus (COVID-19) outbreak, and the related recommendations and protocols issued by public health authorities and federal, state and local governments, this year’s Annual Meeting will be conducted in a completely virtual format in order to assist in protecting the health and well-being of our stockholders, employees and directors. There is no in-person meeting for you to attend. Stockholders in attendance will be in “listen only” mode during the Annual Meeting.
Voting in advance of the Annual Meeting
Whether or not you plan to attend the Annual Meeting, at your earliest convenience please vote, date, sign and return the enclosed proxy card, or vote through the Internet or by telephone in accordance with the instructions on the enclosed proxy card. If you hold your shares through an account with a broker, trust, bank or other nominee, please follow the instructions you receive from them as to how to vote your shares.
Attending the Annual Meeting
In order to register to be able to attend the Annual Meeting via live audio webcast and vote one’s shares electronically at the Annual Meeting, stockholders of record and beneficial owners (whose shares are held by a broker, trust, bank or other nominee) will need to follow the applicable instructions below.
Registered Holders
If you are a stockholder of record (also known as a “registered holder”), you must:
•
Follow the instructions provided on your proxy card to first register at https://viewproxy.com/pfina/2021/htype.asp by 11:59 p.m. (EDT) on May 25, 2021. You will need to click on “Registration for Registered Holders” and enter your name, phone number, and email address as part of the registration, following which you will receive an email confirming your registration, as well as the password to attend the Annual Meeting.

•
On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the link and password you received via email in the registration confirmation you received (see the previous paragraph).

•
If you wish to vote your shares electronically at the Annual Meeting, you will need to visit https://www.FCRvote.com/PFIN during the Annual Meeting while the polls are open, and you will need the virtual control number included on your proxy card.

Beneficial Owners
If your shares were held by a broker, trust, bank or other nominee at the close of business on the record date, you are considered a “beneficial owner” of shares held in “street name.” As a beneficial owner, you have the right to direct your broker. trust bank or other nominee how to vote the shares in advance of the Annual Meeting by following the instructions you receive from them. If your shares are held by a broker, trust, bank or other nominee and you wish to attend and vote at the Annual Meeting, you must:
•
Register at https://viewproxy.com/pfina/2021/htype.asp by 11:59 p.m. (EDT) on May 25, 2021. You will need to click on “Registration for Beneficial Holders” and then enter your name, phone number, and email address, and provide a copy of the legal proxy you previously received from your broker, trust, bank or other nominee (which may be uploaded to the registration website or sent via email to VirtualMeeting@viewproxy.com), following which you will receive an email confirming your registration and a virtual control number to use if you plan to vote at the meeting, as well as the password to attend the Annual Meeting. We recommend that you follow the instructions provided by your broker, trust, bank or other nominee as soon as possible to obtain a legal proxy from such broker, trust, bank or other nominee (which indicates that you were the beneficial owner of the shares on the record date, and that such broker, trust, bank or other nominee is giving you its proxy to vote the shares).

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting by showing proof of ownership but you will be unable to vote your shares electronically at the Annual Meeting.
•
On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the link and password you received via email in the registration confirmation you received when you registered at https://viewproxy.com/pfina/2021/htype.asp, as discussed above.

•
If you wish to vote your shares electronically at the Annual Meeting, you will need to visit https://FCRvote.com/PFIN during the Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email).

Further instructions on how to attend the Annual Meeting, including how to vote your shares electronically at the Annual Meeting are posted on https://viewproxy.com/pfina/2021/htype.asp under Frequently Asked Questions (FAQ). The Annual Meeting live audio webcast is expected to begin promptly at 10:00 a.m. (EDT) on May 26, 2021. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:30 a.m. (EDT), and you should allow ample time for the check-in procedures.
Technical Difficulties
There will be technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting live audio webcast. It is recommended that you check in by 9:30 a.m. (EDT) on May 26, 2021, the day of the Annual Meeting, so any technical difficulties can be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call (866) 612-8937.
List of Stockholders
A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection for purposes germane to the Annual Meeting during the 10-day period preceding the Annual Meeting at the Company’s principal place of business during ordinary business hours. If a state of emergency exists at that time preventing the Company from allowing employees or stockholders into its offices during regular business hours, information on how to obtain access to such list of stockholders electronically can be obtained by emailing stockholders@pfina.com. This list of stockholders also will be available for inspection during the Annual Meeting on the virtual meeting website.
Submitting Questions.
As part of the Annual Meeting, we will hold a “question and answer” session during which we intend to answer questions that have been submitted by stockholders in advance. Questions must be submitted no later than 3:00 p.m. (EDT) on May 24, 2021 (two days prior to the Annual Meeting), and they must be relevant to one of the purposes being voted on at the Annual Meeting. Up to two questions may be submitted by each stockholder to the following email address: stockholders@pfina.com, so long as each such stockholder provides his or her name and registration control number in the email or otherwise identifies himself or herself as a stockholder to the reasonable satisfaction of the Company. Furthermore, the Company has the discretion to choose not to answer all or any part of any questions that it deems to be off-topic, inappropriate, redundant or too lengthy. The Company also may answer additional questions depending on time and other factors, at its discretion.
Votes Cast
Votes cast at the Annual Meeting or represented by proxy at the Annual Meeting will be tabulated by the inspector of elections. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting.
All proxies properly submitted and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no instructions are provided, such proxies will be voted “FOR” the nominees set forth in Proposal 1, and “FOR” Proposal 2, Proposal 3 and Proposal 4.
Revocation of Proxies
If you are a beneficial stockholder, you may revoke your proxy or change your vote by following the separate instructions provided by your broker, trust, bank or other nominee. If you are a registered holder, you may revoke your proxy at any time before it is exercised at the Annual Meeting by (i) delivering written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) submitting a later-dated proxy relating to the same shares prior to the vote at the Annual Meeting, or (iii) properly voting at the Annual Meeting.
Other Business
The Board of Directors is not aware of any matters to be properly presented for action at the Annual Meeting other than the proposals relating to the election of directors, the ratification of the appointment of the Company’s independent registered public accountant for 2021, the approval of an amendment and restatement of the Company’s equity incentive plan, and the approval of an advisory (non- binding) resolution regarding the compensation of named executive officers. The Company does not intend to bring any other matters before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will vote them in their discretion.

OWNERSHIP OF EQUITY SECURITIES
The following table sets forth the beneficial ownership of Common Stock as of the record date, including shares as to which a right to acquire ownership within 60 days of the record date exists (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Exchange Act, by (i) each director and nominee for director, (ii) the “named executive officers” listed in the Summary Compensation Table (Richard A. Horowitz and Joseph A. Molino, Jr.), (iii) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, and (iv) all directors and executive officers as a group. Except as indicated in the applicable footnotes, each beneficial owner listed has sole voting power and sole investment power over the shares of Common Stock indicated. Except as indicated in the applicable footnotes, the address of each beneficial owner is in the care of the Company, 445 Broadhollow Road, Suite 100, Melville, New York 11747.
Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Howard Brod Brownstein	20,648(1)	*
Jeffrey D. Franklin	10,748(1)	*
Richard A. Horowitz	1,366,306(2)	42.5%
Joseph A. Molino, Jr	177,295(3)	5.4%
Richard P. Randall	10,838(1)(4)	*
Kenneth M. Scheriff	9,848(1)	*
Mitchell A. Solomon	10,748(1)	*
Grace Horowitz	217,471(5)	6.8%
Lawndale Capital Management, LLC	303,110(6)	9.5%
All directors and executive officers as a group (7 persons)	1,606,431(7)	48.7%

*
Less than 1%.

(1)
Includes 1,250 restricted shares which provide for vesting on May 19, 2021.

(2)
Includes 30,000 shares issuable upon the exercise of stock options. Also includes 201,731 shares subject to an agreement with the Company, as discussed immediately following this table and accompanying footnotes under the heading “Agreement Relating to Mr. Horowitz’s Common Stock”.

(3)
Includes 82,487 shares issuable upon the exercise of stock options and 25,000 restricted shares which provide for vesting as to 5,000 shares on each of the first five anniversaries of the February 16, 2021 date of grant.

(4)
Includes 2,090 shares issuable upon the exercise of stock options.

(5)
Information obtained from a Schedule 13G/A filed with the SEC on February 12, 2018 by Grace Horowitz. According to such Schedule 13G/A, Mrs. Horowitz, as sole trustee and beneficiary of a family trust, has sole voting and dispositive power over all 217,471 shares. The address of Grace Horowitz is c/o Moomjian, Waite & Coleman, LLP, 100 Jericho Quadrangle, Suite 225, Jericho, New York 11753.

(6)
Information obtained from a Schedule 13D/A filed with the SEC by Lawndale Capital Management, LLC (“Lawndale”), Andrew E. Shapiro (“Shapiro”) and Diamond A Partners, L.P. (“Diamond”) on April 9, 2021. According to such Schedule 13D/A, each of Lawndale, Shapiro and Diamond share voting and dispositive power with respect to 290,272 of such shares and Shapiro has sole voting and dispositive power with respect to 19,105 of such shares. The address of each of the foregoing is 59 Carmelita Avenue, Mill Valley, CA 94941.

(7)
Includes 114,577 shares issuable upon the exercise of stock options. Includes the beneficial ownership of Messrs. Brownstein, Franklin, Horowitz, Molino, Randall, Scheriff and Solomon.

Agreement Relating to Mr. Horowitz’s Common Stock
Mr. Horowitz is party to an agreement with the Board of Directors, dated February 14, 2019 (the “Letter Agreement”), pursuant to which Mr. Horowitz agreed that with respect to any vote of the Company’s stockholders, to the extent the percentage of Common Stock held by him and Grace Horowitz (his mother) exceeds 42.5% of the shares eligible to vote on a matter, such “excess shares” shall either not be voted or shall be voted proportionately with the vote of all holders of Common Stock other than shares of Common Stock held by Mr. Horowitz, Grace Horowitz or any other stockholder that is a Schedule 13D filer with respect to the Company, or as otherwise determined by a resolution of the majority of the independent directors of the Company. As of the record date, 201,731 of Mr. Horowitz’s shares are deemed “excess shares”.
Additionally, pursuant to the Letter Agreement, Mr. Horowitz agreed to the following:
•
He has no intent to acquire absolute majority control of the Company, and in any event will not offer (whether privately or publicly) to acquire the Company without the prior approval of the independent members of the Board of Directors;

•
If an offer to acquire the Company or more than 20% of the equity of the Company is received from a third party, Mr. Horowitz will only sell his shares (or vote such shares) in a transaction approved by the independent members of the Board of Directors and whereby all stockholders other than Mr. Horowitz receive no less favorable consideration (in timing, form and amount) than he receives for his shares (provided this clause shall not be deemed to restrict payment to Mr. Horowitz of any compensation related items);

•
Without the approval of a majority of the independent members of the Board of Directors, Mr. Horowitz will not transfer shares of Common Stock other than (i) pursuant to Rule 144 of the Securities Act of 1933 (the “Securities Act”), (ii) to a person, who after giving effect to such transfer, has beneficial ownership of 4.9% or less of the Common Stock, or (iii) in a disposition to a relative or relatives or trust for the benefit of a relative or relatives where each transferee agrees to be bound by the terms of the Letter Agreement; and

•
Mr. Horowitz will not take any action to remove an independent member of the Board of Directors from the Board of Directors without the prior approval of either (i) a majority of the other independent directors, or (ii) a majority of shares of Common Stock (other than shares held by Mr. Horowitz, Grace Horowitz or any of such directors).

The provisions of the Letter Agreement terminate 90 days after the date the Common Stock held by Mr. Horowitz and Grace Horowitz are less than 35% of the then-outstanding shares of Common Stock. In the Letter Agreement, Mr. Horowitz disclaimed beneficial ownership of the shares of Common Stock held by Grace Horowitz.

PROPOSAL 1
ELECTION OF DIRECTORS
As permitted by Delaware law and pursuant to the Company’s By-laws, the Board of Directors is divided into three classes, the classes being divided as equally as possible and each class having a term of three years. Each year the term of office of one class expires. A director elected to fill a vacancy, including a vacancy resulting from an increase in the number of directors constituting the Board of Directors, serves for the remaining term of the class in which the vacancy exists. The Board of Directors presently consists of six members, with each class consisting of two members.
The Board of Directors proposed that Jeffrey D. Franklin and Richard P. Randall, whose terms expire at the Annual Meeting, each be elected as director to serve for a term expiring at the 2024 annual meeting of stockholders and until their successors are duly elected and qualified. Unless otherwise indicated, the enclosed proxy will be voted for the election of Messrs. Franklin and Randall as nominees, to serve for the terms as set forth above. Should either such nominee become unable to serve for any reason or, for good cause will not serve, which is not anticipated, the Board of Directors may, unless the Board of Directors by resolution provides for a lesser number of directors, designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominees.
Required Vote and Effect
The directors will be elected by the plurality vote of the holders of the Common Stock entitled to vote at the Annual Meeting and present in person or represented by proxy. With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees. Any shares not voted “for” a particular nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in any nominee’s favor and will have no effect on the outcome of the election.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
“FOR” THE FOREGOING NOMINEES.

Information as to Directors and Nominees for Directors
Certain information regarding each of our nominees for director, including his respective experience, qualifications, attributes and skills that led the Board of Directors to conclude that the individual should serve on the Board of Directors and his principal occupation and directorships during at least the past five years, is set forth below. Also set forth below is the name and age of such nominee for director and each director currently in office and whose term continues, his principal occupation, the year each became a director of the Company and a description of his principal occupation for at least the past five years and certain other qualifications. The information set forth below is as of the record date.
Name	Age	Served as Director Continuously Since
Nominees to Continue in Office until the 2024 Annual Meeting of Stockholder:
Jeffrey D. Franklin	67	2004
Richard P. Randall	83	2012
Directors to Serve in Office Until the 2022 Annual Meeting of Stockholders:
Howard Brod Brownstein	70	2010
Richard A. Horowitz	71	1975
Directors to Serve in Office Until the 2023 Annual Meeting of Stockholders
Kenneth M. Scheriff	71	2005
Mitchell A. Solomon	61	2004
Richard A. Horowitz has been Chairman of the Board of Directors and Chief Executive Officer of the Company since November 1995 and has been President of the Company since 1986. Mr. Horowitz brings valuable insight and knowledge about the Company to the Board of Directors due to his extensive experience as an executive officer of the Company, his perspective as a long-standing significant Company stockholder, and his many years of oversight of the businesses which the Company operates.
Howard Brod Brownstein has been the President of The Brownstein Corporation, a turnaround and crisis management consulting, advisory and investment banking firm, since 2010. From 1999 through 2009, Mr. Brownstein was a Principal of NachmanHaysBrownstein, Inc., a management consulting firm. From July 2019 through January 2020, Mr. Brownstein served on the board of directors of Renew Financial, a privately held provider of property accessed clean energy financing, where he chaired the Risk and Operating Committees. Mr. Brownstein served on the board of directors of A.M. Castle & Co., a global distributor of specialty metal and supply chain services, from September 2016 until August 2017, and on its human resources and audit committees. From February 2016 through May 2017, Mr. Brownstein served on the board of directors of PICO Holdings, Inc., a holdings company with investments in, among other things, water treatment/water storage and real estate-related operations, where he served as chairman of the audit committee. Since November 2016, Mr. Brownstein has also served on the board of directors of Merakev, formerly known as NHS Human Services, a non-profit provider of community-based education and human services, where he currently serves on the audit and governance committees, as well as committees overseeing for-profit subsidiaries. From 2003 through 2006, he served on the boards of directors and audit committees of Special Metals Corporation, a privately held nickel alloy producer (where he also chaired the audit committee) and Magnatrax Corporation, a privately held manufacturer of metal buildings. In 2010, he served on the board of Betsey Johnson, a privately held apparel designer and retailer. Additionally, from January 2014 through April 2015, Mr. Brownstein served on the board of directors of LMG2, a privately held Chicago-based parking facility operator. Mr. Brownstein brings to the Board of Directors a broad financial and management consulting background, including extensive experience in financing, restructuring, strategic planning and corporate governance matters. Additionally, Mr. Brownstein is a Board Leadership Fellow of the National Association of Corporate Directors (“NACD”), through which he completed NACD’s comprehensive program of study for corporate directors and continues to supplement his director skill sets through ongoing engagement with the director community, and access to leading practices. Further, he served as the President of the Philadelphia Chapter of the NACD from January 2016 through March 2019.

Jeffrey D. Franklin Has been an accounting and finance consultant, primarily providing outsourced CFO services to businesses in the logistics, energy management and building automation, manufacturing/distribution of lighting equipment and components, medical supply start up, and digital advertising sectors since October 2018. Mr. Franklin joined ProCFO Partners, a provider of outsourced financial management services, as a CFO/Principal in July 2020. Prior to October 2018, Mr. Franklin was an Executive Vice President and the Chief Financial Officer of Executive Charge Inc., a company providing billing and administrative services for affiliated corporations in the transportation, package delivery, radio communications and real estate management industries, for more than five years. Mr. Franklin is a Certified Public Accountant licensed in the State of New York. Mr. Franklin brings to the Board of Directors significant financial, accounting and managerial experience.
Richard P. Randall served as Chief Operating Officer and Chief Financial Officer of Direct Holdings Worldwide, LLC, the parent Company of Lillian Vernon Corp. and Time-Life, from 2002 until 2005. Prior to that, Mr. Randall was the Chief Financial Officer of Coach, Inc. from 2000 to 2001 and the Chief Financial Officer of Lillian Vernon Corp. from 1998 to 2000. Mr. Randall holds a degree in accounting and is a Certified Public Accountant and has more than 40 years of experience in various accounting and finance positions. From 2006 to 2020, Mr. Randall served as a member of the Board of Directors of Steven Madden, Ltd., a company that is engaged in the design, sourcing and marketing of footwear and accessories, where served as the Chairman of the Audit Committee and a member of the Nominating/Corporate Governance Committee. From 2009 through 2014, Mr. Randall served as a member of the board of directors of Aceto Corp., a company that is engaged in the marketing, sale and distribution of human health-related products, pharmaceutical ingredients and specialty chemicals and agricultural protection products. Mr. Randall is also a former director and member of the Executive, Finance, Audit and Research Committees of The Burke Rehabilitation Hospital, and retains a board seat on The Burke Foundation’s board. Mr. Randall also served as a director and chair of the Audit Committee for two unrelated Chinese companies publicly traded in the U.S., Universal Travel Group and Home Systems Group, from 2007 until 2008. Mr. Randall brings to the Board of Directors extensive knowledge of accounting and finance, the retail industry (including overseas importing) and the issues impacting a publicly traded company.
Kenneth M. Scheriff has been the Executive Vice President of certain commercial banking subsidiaries of New York Community Bancorp, Inc., a financial institution listed on the New York Stock Exchange, since January 2008 (New York Commercial Bank from January 2008 through November 2018 and New York Community Bank thereafter, following its merger with New York Commercial Bank). From 2005 through December 2007, Mr. Scheriff was Executive Vice President of the Commercial Loan Group of State Bank of Long Island, a commercial bank listed on the Nasdaq Stock Market, and was employed in an executive capacity with such bank since 1995. Mr. Scheriff brings to the Board of Directors executive level experience and extensive knowledge of the banking industry and credit markets.
Mitchell A. Solomon has been President of EBY Electro, Inc., a manufacturer of electric and electronic connectors and power supplies, for more than the past five years. Mr. Solomon brings a strong operational and strategic background and valuable business, leadership and management experience to the Board of Directors, including extensive experience in foreign manufacturing and importing of industrial goods.

CORPORATE GOVERNANCE
The Company operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards.
Director Independence
The standards relied upon by the Board of Directors in affirmatively determining whether a director is “independent,” in compliance with NASDAQ and SEC rules, are comprised, in part, of those objective standards set forth in such rules. In addition to these objective standards and in compliance with NASDAQ and SEC rules, no director will be considered independent who has a relationship which, in the opinion of the Company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board of Directors exercises appropriate discretion in identifying and evaluating any such relationship. The Board of Directors, in applying the above-referenced standards and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company’s “independent” directors are: Howard Brod Brownstein, Jeffrey D. Franklin, Richard P. Randall, Kenneth M. Scheriff and Mitchell A. Solomon, representing a majority of the members of the Board of Directors.
The Company’s independent directors hold annually at least two formal meetings or executive sessions of the Board of Directors without management present. In 2020, the Company’s independent directors held four such meetings or sessions. The Lead Independent Director, or in his absence, another independent director chosen by the independent directors, presides at such non-management meetings or sessions. The role of the Lead Independent Director is discussed in greater detail under “Board Leadership Structure” below.
Meetings and Committees of the Board of Directors
During 2020, the Board of Directors held 13 meetings. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and all committees on which he served.
During 2020, the Board of Directors had an Audit Committee, a Compensation Committee, a Corporate Governance and Nominating Committee and a Strategic Planning and Risk Assessment Committee. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.
Audit Committee
During 2020 and as of the record date, the members of the Audit Committee were Messrs. Franklin (Chairman), Brownstein and Randall. During 2020, the Audit Committee held four meetings. Among other things:
•
Each member of the Audit Committee has been determined by the Board of Directors to meet the standards for independence required of audit committee members by the NASDAQ listing standards and applicable SEC rules, as discussed above.

•
The Board of Directors has further determined that all members of the Audit Committee are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

•
The Board of Directors has determined that Jeffrey D. Franklin is an “audit committee financial expert” within the meaning of applicable SEC rules.

•
The Audit Committee selects and retains the Company’s independent registered public accounting firm, reviews the overall scope and the results of the Company’s annual audit and reviews the Company’s quarterly financial statements and the Company’s overall internal controls, among other things.

•
The Company’s independent registered public accounting firm reports directly to the Audit Committee.

•
The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company’s independent registered public accountants, at least quarterly, prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting, if any, and to discuss the scope and results of the annual audit, quarterly reviews and issues of accounting policy and internal controls.

•
The Audit Committee has adopted procedures for the receipt, retention and treatment of complaints by Company employees regarding the Company’s accounting, internal accounting controls or auditing matters.

•
The Audit Committee operates under a formal charter adopted by the Board of Directors, as amended, that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s website at www.pfina.com.

Compensation Committee
During 2020 and as of the record date, the members of the Compensation Committee were Messrs. Scheriff (Chairman) and Franklin. During 2020, the Compensation Committee held three meetings. Among other things:
•
All members of the Compensation Committee have been determined to meet the applicable NASDAQ and SEC standards for independence, as discussed above. Further, each member of the Compensation Committee is a “Non-Employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

•
The Compensation Committee reviews, recommends, and approves changes to the Company’s compensation policies, administers the executive compensation program and otherwise seeks to ensure that the compensation philosophy is consistent with the Company’s best interests and is properly implemented. The Compensation Committee also serves as the administrator of the Company’s stock incentive plans, and as such, all option grants and grants of restricted stock are approved by the Compensation Committee.

•
The Compensation Committee reviews and approves annually the corporate goals and objectives applicable to the compensation of the chief executive officer, evaluates at least annually such officer’s performance considering those goals and objectives, and determines and approves such officer’s compensation level based on this evaluation. The Compensation Committee also reviews and approves the compensation of the Company’s other named executive officer. The Compensation Committee Charter provides that the chief executive officer cannot be present during any voting or deliberations by the Compensation Committee on his or her compensation and it is also the policy of this committee not to allow the other named executive officer to be present. For related information, see “Compensation Philosophy and Agreements with Named Executive Officers” below.

•
The Compensation Committee has the authority to select, retain and obtain the advice of a compensation consultant and outside legal counsel as necessary to assist with the execution of its duties.

•
The Compensation Committee operates under a formal charter adopted by the Board of Directors, as amended, that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s website at www.pfina.com.

Corporate Governance and Nominating Committee
During 2020, and as of the record date, the members of the Corporate Governance and Nominating Committee were Messrs. Brownstein (Chairman) and Randall. During 2020, the Corporate Governance and Nominating Committee held two meetings. Among other things:
•
All members of the Corporate Governance and Nominating Committee have been determined to meet the NASDAQ standards for independence, as discussed above.

•
The Corporate Governance and Nominating Committee recommends director nominees to the Board of Directors based on, among other factors, complementary skills, experience, diversity and reputation, who are chosen with the primary goal of ensuring that the entire Board of Directors collectively serves the interests of the Company’s stockholders. Other than the foregoing, the Corporate Governance and Nominating Committee does not have a formal policy relating specifically to the consideration of diversity in making recommendations of qualified nominees for election to the Board of Directors. Due consideration is given to assessing the qualifications of potential nominees and any potential Conflicts with the Company’s interests. The Corporate Governance and Nominating Committee also assesses the contributions of the Company’s incumbent directors in connection with their potential re-nomination. In identifying and recommending director nominees, the Committee members consider such factors as they determine appropriate, including recommendations made by the Board of Directors and stockholders. Once the Corporate Governance and Nominating Committee has identified prospective nominees, background information is elicited about the candidates, following which they are interviewed and evaluated by the Committee, which then reports to the Board of Directors.
•
The Corporate Governance and Nominating Committee reviews and reassesses the Company’s corporate governance procedures and practices and recommends any proposed Changes therein to the Board of Directors. It also oversees the evaluation of the Board of Directors, its committees and the Company’s management and makes recommendations to the Board of Directors with respect to the size, composition, organization and governance of the Board of Directors and its committees.

•
The Corporate Governance and Nominating Committee operates under a formal charter adopted by the Board of Directors, as amended, that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s website at www.pfina.com.

The Board of Directors adopted a policy pursuant to which the Corporate Governance and Nominating Committee will consider individuals suggested by stockholders for nomination as candidates for election to the Board of Directors at annual meetings of stockholders. Such suggested nominees will be considered in the context of the Corporate Governance and Nominating Committee’s determination regarding all issues relating to the composition of the Board of Directors, including the size of the Board of Directors, any criteria the Corporate Governance and Nominating Committee may develop for prospective Board of Directors Candidates and the qualifications of candidates relative to any such criteria. Any stockholder who wishes to submit an individual for nomination as a Board of Directors Candidate by the Corporate Governance and Nominating Committee should be directed in writing to the Chair of the Corporate Governance and Nominating Committee, c/o the Secretary of the Company, P&F Industries, Inc., 445 Broadhollow Road, Suite 100, Melville, New York 11747. Such submission should include the name of the individual submitted for nomination, information as to such individual’s background and experience and a representation from such individual that he or she is willing to be nominated by the Corporate Governance and Nominating Committee and, if elected, to serve, and the information regarding such individual that would be required by the rules and regulations of the SEC to be included in the Company’s proxy statement issued in connection with its annual meeting. Stockholders are also permitted to submit nominees for election at annual meetings of stockholders subject to compliance with the advance notice requirements of the Company’s By-laws, summarized below under “Stockholder Nominations for Board of Directors Membership and Other Proposals for the 2022 Annual Meeting”. The policies and procedures set forth in this paragraph have not materially changed since the prior year’s proxy statement.
Strategic Planning and Risk Assessment Committee
The Board of Directors also maintains a Strategic Planning and Risk Assessment Committee, comprised of independent members of the Board of Directors. During 2020 and as of the record date, the members of the Strategic Planning and Risk Assessment Committee were Messrs. Brownstein (Chairman), Solomon and Randall. During 2020, the Strategic Planning and Risk Assessment Committee held two meetings. Among other things:
•
All members of the Strategic Planning and Risk Assessment Committee have been determined to meet the NASDAQ standards for independence, as set forth above.

•
Such committee reviews, on behalf of the Company, management’s long-term strategy for the Company, which includes material business strategy, financial and capital matters in the pursuit of continuing the long-term success of the Company and risk appetite/tolerance relating thereto, and makes recommendations to the Board of Directors with respect to the foregoing.
•
The Strategic Planning and Risk Assessment Committee operates under a formal charter adopted by the Board of Directors, as amended, that governs its duties and standards of performance. Copies of the charter can be obtained free of charge from the Company’s website at www.pfina.com

Code of Business Conduct and Ethics
The Company has adopted a Code of Business Conduct and Ethics, which is designed to help officers, directors and employees resolve ethical issues in an increasingly complex business environment.
•
The Code of Business Conduct and Ethics is applicable to all of the Company’s officers, directors and employees, including the Company’s principal executive officer, principal financial officer, controller and other persons performing similar functions. The Code of Business Conduct and Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations.

•
Waivers from the Code of Business Conduct and Ethics are discouraged. Any waivers from the Code of Business Conduct and Ethics that relate to the Company’s directors and executive officers must be approved by the Board of Directors, and will be posted on the Company’s website at www.pfina.com.

•
The Code of Business Conduct and Ethics can be obtained free of charge from the Company’s website at www.pfina.com.

Board Leadership Structure
The Company’s Chief Executive Officer also serves as its Chairman of the Board. The Board of Directors believes that a combined CEO/Chairman of the Board arrangement and having a Lead Independent Director (as further discussed below) is currently the best structure for the Board of Directors, as its Chief Executive Officer is most familiar with the Company’s business and industry, and most capable of effectively identifying the Company’s priorities and leading the execution of its strategy. The Company’s independent directors bring experience, oversight, and expertise from outside the Company and industry, while the Chief Executive Officer brings company-specific experience and expertise. Combining the role of Chairman and Chief Executive Officer facilitates information flow between management and the Board of Directors.
Because the Board of Directors also believes that strong, independent Board leadership is a critical aspect of effective corporate governance, the Board of Directors has established the position of Lead Independent Director. Our Lead Independent Director is an independent director elected annually by the independent directors. During 2020 and as of the record date, Mr. Solomon served as our Lead Independent Director. Our Lead Independent Director’s responsibilities and authority include, among other things, advising on Board of Directors meeting schedules and agendas, calling meetings of the independent directors, chairing the executive sessions of the independent directors, and chairing the meetings of the Board of Directors if the Chairman of the Board is not present. Copies of the charter of the Lead Independent Director can be obtained free of charge from the Company’s website at www.pfina.com.
Board Role in Risk Oversight
While risk management is primarily the responsibility of the Company’s management team, the Board of Directors is responsible for overall supervision of the company’s risk management efforts as they relate to the key business risks facing the organization. As discussed in greater detail above, the Board of Directors maintains a Strategic Planning and Risk Assessment Committee as a standing committee whose responsibility includes working with management to identify, assess, and manage the risks most critical to the Company’s operations and routinely advise the Board of Directors on those matters. Those areas of material risk can include operational, financial, legal, regulatory, human capital, informational technology, and strategic and reputational risks, among others. In 2020 and currently, such risks include risks relating to the COVID-19 pandemic. In addition, the Board of Directors regularly reviews with management, at Board of Director meetings, any risk management issues that any director wishes to discuss. Finally, the

Board of Directors’ other committees each oversee certain aspects of risk management and report its respective findings to the Strategic Planning and Risk Assessment Committee or to the full Board of Directors as appropriate.
Directors’ Attendance at Annual Meetings of Stockholders
It is the policy of the Board of Directors to expect that all directors attend annual meetings of stockholders except where the failure to attend is due to unavoidable circumstances or conflicts discussed in advance by the director with the Chairman of the Board. All the members of the Board of Directors attended (virtually) the Company’s 2020 annual meeting of stockholders.
Communication with the Board of Directors
Any stockholder or interested party who wishes to communicate with the Board of Directors, or specific individual directors, or the non-management directors as a group, may do so by directing a written request addressed to such directors or director, care of the Lead Independent Director, P&F Industries, Inc., 445 Broadhollow Road, Suite 100, Melville, New York 11747. Communication(s) directed to members of the Board of Directors who are not non-management directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.
Prohibitions on Hedging Transactions
Under the Company’s insider trading policy, directors, officers, and other employees are prohibited from trading in options, warrants, puts and calls or similar instruments on Company securities or selling Company securities “short.” Furthermore, under such policy, directors, officers, and other employees may not hold Company securities in margin accounts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures
The Company’s Code of Ethics provides that the Company’s compliance officer (currently the Company’s General Counsel) must be fully informed of any proposed transaction between the Company, on the one hand, and any employee, officer or director, on the other, and must communicate the Company’s approval of any such transaction before the agreement or transaction can be commenced. Further, pursuant to Nasdaq Rule 5630(a), the Company’s Audit Committee (or another Committee made up of independent directors) must review and have oversight over all transactions with related parties required to be disclosed under SEC Regulation S-K, Item 404. “Related parties” include the Company’s directors, executive officers, and stockholders known by the Company to be the beneficial owner of more than five percent of the Company’s Common Stock, and their respective immediate families. The Company does not have formal written procedures to implement this policy; instead, the Audit Committee (or another Committee made up of independent directors) reviews and, where appropriate approves, related party transactions on a case-by-case basis.
Related Party Transactions
There were no transactions with “related parties” required to be disclosed as related party transactions under SEC Regulation S-K, Item 404 entered into, or proposed, since January 1, 2020.

DIRECTOR COMPENSATION
The following table shows the compensation of the Company’s Non-Employee Directors for services in all capacities to the Company in 2020. Information with respect to the compensation of Richard A. Horowitz, the Company’s Chairman, President and Chief Executive Officer and a director, is set forth in the “Summary Compensation Table” below.
Name of Director	Cash fees ($)(1)	Stock awards ($)(2)	Total compensation ($)
Howard Brod Brownstein	40,500	6,425	46,925
Jeffrey D. Franklin	45,500	6,425	51,925
Richard P. Randall	39,250	6,425	45,675
Kenneth M. Scheriff	31,500	6,425	37,925
Mitchell A. Solomon	30,500	6,425	36,925

(1)
Relates to annual directorship fees and fees paid for meetings attended.

(2)
The amount shown reflects the fair value of the 1,250 shares of restricted Common Stock granted to each of Messrs. Brownstein, Franklin, Randall, Scheriff and Solomon as of the date of grant.

During 2020, each Non-Employee Director received an annual Board of Director directorship fee of $10,000 plus $2,000 for each of the four regular meetings of the Board of Directors attended. No additional fees were paid for the additional meetings held throughout 2020. Each member of the Audit Committee also received an additional $10,000 as an annual directorship fee (with the chairman receiving $13,500), and $1,250 for each of the four meetings of the Audit Committee. There were no Board of Directors or committee meetings in 2020 held in person at the Company’s offices due to the Company’s COVID-19 protocols. Each member of the Compensation Committee received an additional $9,000 as an annual directorship fee (with the chairman receiving $13,500). Each member of the Strategic Planning and Risk Assessment Committee received an additional $5,000 as an annual directorship fee. Each member of the Corporate Governance and Nominating Committee received an additional $2,500 as an annual directorship fee. The Lead Independent Director received an additional $7,500 as an annual directorship fee.
Upon initial election to the Board of Directors, each Non-Employee Director receives an option to purchase 2,000 shares of Common Stock. Each Non-Employee Director in office received 1,250 restricted shares of Common Stock in May 2020. The Company may consider changing the fees paid to the Company’s non-management directors and/or granting additional restricted stock, options, or other forms of equity- based compensation to such directors in the future; however, the Company does not expect to grant additional restricted shares to the Non-Employee Directors immediately following the Annual Meeting as it did in 2020. Directors who are also officers of the Company are not compensated for their duties as directors.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee has appointed CohnReznick LLP (“CohnReznick”) as independent registered public accountants for the Company and its subsidiaries for the year 2021 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. CohnReznick has audited the Company’s financial statements since 2008. Representatives of CohnReznick are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s By-laws nor other governing documents or law require stockholder ratification of the appointment of CohnReznick as the Company’s independent registered public accounting firm. However, the Audit Committee seeks to have the appointment of CohnReznick ratified. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
The following table sets forth the fees billed by CohnReznick for professional services for the fiscal years ended December 31, 2020 and 2019.
	2020	2019
Audit Fees	$280,200	$274,000
Audit-Related Fees	26,500	21,000
Tax Fees	-0-	-0-
All Other Fees	15,967	10,011
	$322,667	$305,011
Audit fees include fees billed for the audit of P&F Industries, Inc. and its subsidiaries, the review of quarterly financial information, and attendance at Audit Committee meetings.
Audit-Related Fees include certain services that are reasonably related to the performance of the audit or review of the Company’s financial statements. For 2020, such fees were comprised of expenses relating additional audit procedures and matters relating to the Company’s acquisitions. For 2019, such fees were comprised of expenses relating to testing and other internal control matters as well as certain accounting related consultations.
Tax fees include fees billed for services relating to tax compliance, tax advice and tax planning. There were no such fees in 2020 or 2019.
All Other Fees includes fees billed for services not classified in any of the above categories. For 2020 and 2019, such fees were comprised of certain out-of-pocket expenses.
The Audit Committee negotiates the annual audit fee directly with the Company’s independent registered public accountants. Any additional services to be performed by the Company’s independent registered public accountants requires the prior approval of the Audit Committee. The Audit Committee considers whether the provision of permitted non-audit services is compatible with maintaining its independent registered public accountants’ independence.
Required Vote and Effect
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the appointment of CohnReznick. You may vote “for,” “against” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal. Broker non-votes are not applicable to this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
PROPOSAL 2.

AUDIT COMMITTEE REPORT*
The Audit Committee of the Board of Directors of P&F Industries, Inc. is composed of three independent directors appointed by the Board of Directors (each of whom is independent under NASDAQ and applicable SEC rules) and operates under a written charter adopted by the Board of Directors on March 9, 2004 and amended as of April 20, 2015. During 2020 and as of the record date, the members of such committee were Messrs. Franklin (Chairman), Brownstein and Randall. Management is responsible for the Company’s internal accounting and financial controls, the financial reporting process and the internal audit function. The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and report its findings to the Board of Directors.
In this context, the Audit Committee has met and held discussions separately, and jointly, with management and the Company’s independent registered public accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants. The Audit Committee discussed with the independent registered public accountants matters required to be discussed under PCAOB standards. The independent registered public accountants have provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accountants’ communications with the Audit Committee Concerning independence, and the Audit Committee has discussed with the independent registered public accountants such registered public accountants’ independence. The Audit Committee has concluded that the independent registered public accountants’ provision of audit and non- audit services to the Company is compatible with such registered public accountants’ independence.
Based on the Audit Committee’s discussion with management and the independent registered public accountants, and the Audit Committee’s review of the representation of management and the report of the independent registered public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC.
Members of the Audit Committee
Jeffrey D. Franklin (Chairman)
Howard Brod Brownstein
Richard P. Randall

*
This section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3
APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE P&F INDUSTRIES,
INC. 2012 STOCK INCENTIVE PLAN (TO BE RENAMED THE P&F INDUSTRIES, INC.
2021 STOCK INCENTIVE PLAN)
The Company maintains the P&F Industries, Inc. 2012 Stock Incentive Plan (the “2012 Plan”) pursuant to which the Company is authorized to grant stock-based awards to eligible employees, consultants and non-employee directors of the Company and its subsidiaries. Stockholders are being asked to approve the amendment and restatement of the 2012 Plan, to be renamed the P&F Industries, Inc. 2021 Stock Incentive Plan (the “2021 Plan”). Following the recommendation of our Compensation Committee, our Board approved the 2021 Plan on April 22, 2021, subject to the approval of the 2021 Plan by our stockholders at the Annual Meeting. We are seeking stockholder approval of the 2021 Plan because the term of the 2012 Plan is scheduled to expire on April 20, 2022, and our Board believes that it is important to continue to have the ability to provide stock ownership through equity-based awards to our eligible employees, consultants and non-employee directors to incentivize them, foster their long-term commitment and strengthen the mutuality of interest between such individuals and our stockholders. The 2021 Plan amends and restates the 2012 Plan in its entirety and incorporates the following key changes:
•
Increase in the Aggregate Share Reserve.   The current aggregate share reserve will be increased by an additional 175,000 shares for a total share reserve of 500,000 shares under the 2021 Plan. As of April 22, 2021, there were 21,158 shares remaining available for future issuance under the 2012 Plan. Our Board believes that the proposed increase in the share reserve is necessary to ensure that a sufficient reserve of Common Stock remains available for issuance to allow us to continue to utilize equity incentives.

•
Non-Employee Director Compensation Limit.   The 2021 Plan limits the aggregate amount of stock-based and cash-based awards which may be granted to any non-employee member of our Board in respect of any fiscal year, solely with respect to his or her service to the Board, at $300,000, or $450,000 for any non-employee member of our Board serving in a lead role on our Board.

•
Extend the Term.   The term of the 2021 Plan will be extended until April 22, 2031 (the 2012 Plan is currently scheduled to expire on April 20, 2022).

The 2012 Plan, prior to its amendment and restatement, includes key provisions designed to protect stockholder interests, promote effective corporate governance and reflect use of corporate governance best practices. These provisions will continue in the 2021 Plan and include, without limitation, the following:
•
No Discounted Options or SARs.   Options and SARs may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.

•
No Repricing of Options or SARs; Buyout Prohibition.   The 2021 Plan does not allow for the repricing of options and SARs without stockholder consent, including the cancellation, conversion, exchange, replacement, buyout or surrender of options and SARs in exchange for cash, other awards, options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

•
No Share Recycling for Net Exercises or Tax Withholding.   Shares surrendered or withheld to pay either the exercise price of an award or to withhold taxes in respect of an award do not become available for issuance as future awards under the 2012 Plan.

•
No Evergreen Provision.   The 2021 Plan does not contain an “evergreen” or automatic replenishment provision pursuant to which the shares authorized for issuance are automatically replenished.

•
No Automatic Grants.   The 2021 Plan does not provide for automatic grants to any participant.

The Company anticipates filing a registration statement on Form S-8 with the SEC to register the additional amount of new shares of common stock to be included in the aggregate share reserve under the 2021 Plan, effective upon and subject to stockholder approval of the 2021 Plan, as soon as practicable following such stockholders’ approval of the 2021 Plan.

The following description of the 2021 Plan is a summary of its principal provisions and is qualified in its entirety by reference to the 2021 Plan, a copy of which is attached as Appendix A to this proxy statement.
Summary of the 2021 Plan
Purpose.   The purpose of the 2021 Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer eligible employees, consultants, and non-employee directors incentive awards in order to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders.
Administration.   The 2021 Plan is administered by a committee (the “Committee”), which is intended to consist of two or more non-employee directors, each of whom will be, to the extent required, a non-employee director as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, an independent director as defined under Nasdaq Listing Rule 5605(a)(2) and, as may be applicable, independent as provided pursuant to rules promulgated by the Securities and Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act. The Compensation Committee, which meets these requirements, serves as the Committee under the 2021 Plan. Any authority granted to the Committee under the 2021 Plan may also be exercised by the Board, to the extent permitted by applicable law and any applicable Nasdaq requirement.
The Committee has full discretionary power and authority to administer and interpret the 2021 Plan, to grant awards under the 2021 Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award, to determine the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the 2021 Plan and the awards thereunder as the Committee, in its sole discretion, deems necessary or desirable. The terms and conditions of individual awards are set forth in written agreements, certificates or other documents that are consistent with the terms of the 2021 Plan.
No awards may be granted under the 2021 Plan after April 22, 2031. Awards granted prior to that date, however, may extend beyond that date, and will continue to be subject to the terms of the 2021 Plan and any applicable award agreement.
Available Shares.   The aggregate number of shares of Common Stock which may be issued or used for reference purposes under the 2021 Plan or with respect to which awards may be granted may not exceed an aggregate of 500,000 shares, which is comprised of 325,000 shares of Common Stock that were reserved for issuance under the 2012 Plan (prior to its amendment and restatement), plus an additional 175,000 shares of Common Stock, which, in either case, may be authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company, or both. As of April 22, 2021, there were 21,158 shares remaining available for future issuance under the 2012 Plan. Any shares of Common Stock that are subject to a stock option, stock appreciation right or other stock-based award that is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the fair market value of the Common Stock on the date such other stock-based award is granted (each an “Appreciation Award”) will be counted against this limit as one share for every share granted. Any shares of restricted stock or shares of Common Stock that are subject to any other award other than Appreciation Award will be counted against this limit as 1.5 shares for every share granted. In general, if an Appreciation Award is canceled for any reason, or expires or terminates unexpired, the shares covered by such awards again become available for grant of awards under the 2021 Plan. If a share of restricted stock or share of Common Stock that is subject to any other award other than an Appreciation Award is forfeited for any reason, 1.5 shares will again become available for grant of awards under the 2021 Plan. The number of shares of Common Stock available for awards under the 2021 Plan will be reduced by the total number of exercisable awards exercised (regardless of whether the shares of Common Stock underlying such awards are not actually issued as the result of net settlement) and any shares of Common Stock used to pay any exercise price or tax withholding obligation with respect to any award. In addition, the Company may not use the cash proceeds it receives from the exercise of stock options to repurchase shares of Common Stock on the open market for reuse under the 2021 Plan. Awards that may be settled solely in cash will not be deemed to use any shares of Common Stock which may be issued under the 2021 Plan.

The maximum number of shares of Common Stock with respect to which any award of stock options, stock appreciation rights or other Appreciation Award that may be granted under the 2021 Plan during any fiscal year to any eligible employee or consultant will be 100,000 shares per type of award. The maximum number of shares of Common Stock subject to any award of performance shares for any performance period, other stock based awards that are not Appreciation Awards, or shares of restricted stock for which the grant of such award or the lapse of the relevant restriction period is subject to the attainment of specified performance goals that may be granted under the 2021 Plan during any fiscal year to any eligible employee or consultant will be 65,000 shares per type of award. However, the maximum number of shares of Common Stock for all such types of awards covered under this paragraph to any eligible employee or consultant will be 165,000 shares during any fiscal year.
There are no annual limits on the number of shares of Common Stock with respect to an award of restricted stock that is not subject to the attainment of specified performance goals to eligible employees or consultants. The maximum value at grant of performance units which may be granted under the 2021 Plan during any fiscal year will be $1,000,000, determined based on the maximum value of any such performance units on the date of grant. The maximum number of shares of Common Stock that may be issued pursuant to stock options intended to be incentive stock options is 500,000.
The individual maximum share limitations, the aggregate number of shares of Common Stock available for the grant of awards and the exercise price of an award in accordance with the 2021 Plan may be adjusted by the Committee to reflect any change in our capital structure or business by reason of certain corporate transactions or events in accordance with the terms of the 2021 Plan.
The aggregate value of stock-based awards and cash-based compensation paid to any non-employee director for any fiscal year of the Company in respect of his or her service as a non-employee director cannot exceed $300,000, or $450,000 for non-employee directors serving in a lead role on the Board, in each case, based on the fair market value of stock awards and the aggregate value of cash compensation, in each case determined as of the date of grant.
Eligibility and Types of Awards.   As of April 22, 2021, there were approximately 135 eligible employees, no eligible consultants and five non-employee directors who are eligible to participate in and receive awards under the 2021 Plan. However, eligibility for awards under the 2021 Plan is determined by the Committee its sole discretion. All such employees, consultants and non-employee directors are eligible to be granted nonqualified stock options, stock appreciation rights, restricted stock, performance shares, performance units, and other stock-based awards. In addition, our employees and employees of our affiliates that qualify as subsidiaries or parent corporations (as defined under Section 424 of the Code) are eligible to be granted incentive stock options under the 2021 Plan. Unless otherwise determined by the Committee at grant, awards granted under the 2021 Plan are subject to termination or forfeiture if the recipient engages in Detrimental Activity (as defined in the 2021 Plan) prior to, or during the one-year period after, any vesting or exercise of the award.
All awards, including “full value awards” (e.g., restricted stock or restricted stock units) and Appreciation Awards, granted to employees and consultants are subject to a minimum one-year vesting schedule. All awards granted to non-employee directors will be subject to a vesting schedule of no less than one year from the anniversary of the grant date. However, accelerated vesting will be permitted in certain limited events (such as death, disability, retirement or change in control), and the Committee is authorized to grant awards with respect to up to 5% of the aggregate share reserve that are not subject to the foregoing vesting limitations. Any dividends or dividend equivalents paid on “full-value awards” will be subject to the same vesting requirements as the underlying award.
Stock Options.   The Committee may grant nonqualified stock options and incentive stock options (only to eligible employees) to purchase shares of Common Stock. The Committee will determine the number of shares of Common Stock subject to each option, the term of each option (which may not exceed ten years (or five years in the case of an incentive stock option granted to a 10% stockholder)), the exercise price, the vesting schedule (if any), and the other material terms of each option. No stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of fair market value).

Options will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at grant and the exercisability of such options may be accelerated by the Committee in its sole discretion. Upon the exercise of an option, the participant must make payment of the full exercise price, either (i) in cash, check, bank draft or money order; (ii) solely to the extent permitted by law, through the delivery of irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as a may be acceptable to the Committee. Repricing of options is not permitted without stockholder approval.
Stock Appreciation Rights.   The Committee may grant stock appreciation rights (“SARs”) either with a stock option which may be exercised only at such times and to the extent the related option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SAR”). A SAR is a right to receive a payment in Common Stock and/or cash (as determined by the Committee) equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price per share established in connection with the grant of the SAR. The exercise price per share of Common Stock subject to a SAR may not be less than fair market value at the time of grant. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the 2021 Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Repricing of SARs is not permitted without stockholder approval.
Restricted Stock.   The Committee may award shares of restricted stock. Except as otherwise provided by the Committee upon the award of restricted stock, the recipient generally has the rights of a stockholder with respect to the shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient’s restricted stock agreement.
Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject, which may include satisfaction of pre-established performance goals, and the criteria or date or dates on which such restrictions will lapse.
If the grant of restricted stock or the lapse of the relevant restrictions is based on the attainment of performance goals, the Committee will establish for each recipient the applicable performance goals, formulae or standards and the applicable vesting percentages with reference to the attainment of such goals or satisfaction of such formulas or standards while the outcome of the performance goals are substantially uncertain.
Performance Shares.   The Committee may award performance shares. A performance share is the equivalent of one share of Common Stock. The recipient of a grant of performance shares will specify one or more performance criteria to meet within a specified period determined by the Committee at the time of grant. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance period, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance shares. To the extent earned, the performance shares will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof.
Performance Units.   The Committee may award performance units. Performance units will have a fixed dollar value. A performance unit is the right to receive Common Stock or cash of equivalent value. The agreement evidencing a grant of performance units will specify one or more performance criteria to meet within a specified performance cycle determined by the Committee at the time of grant. A minimum level of acceptable achievement will also be established by the Committee. If, by the end of the performance cycle, the recipient has achieved the specified performance goals, he or she will be deemed to have fully earned the performance units. To the extent earned, the performance units will be paid to the recipient at the time and in the manner determined by the Committee in cash, shares of Common Stock or any combination thereof.
Other Stock-Based Awards.   The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, stock equivalent units, restricted stock units, and awards valued by reference to book value of shares of Common Stock) under the 2021 Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Committee will determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals and/or a minimum vesting period.
Performance Goals.   Under the 2021 Plan, the Committee has discretion to determine the performance criteria that will apply to performance-based awards, which may be based on, among other things and as determined by the Committee in its sole discretion, one or more criteria with regard to the Company as a whole or to any subsidiary, division, other operational unit or administrative department of the Company, and may be measured either on an absolute basis or relative to pre-established target levels, to a previous period’s results or to a designated comparison group.
Change in Control.   Awards subject to vesting and/or restrictions will not accelerate and vest or cause the lapse of restrictions upon a change in control (as defined in the 2021 Plan) of the Company, unless otherwise provided by the Committee in an award agreement. Instead, such awards will be, in the discretion of the Committee, (i) assumed and continued or substituted in accordance with applicable law; (ii) purchased by the Company for an amount equal to the excess of the price of the Company’s Common Stock paid in a change in control over the exercise price of the award(s) (such purchase price not to exceed the fair market value of the Common Stock at the time of purchase), or (iii) cancelled if the price of the Common stock paid in a change in control is less than the exercise price of the award. The Committee may also, in its sole discretion, provide for accelerated vesting or lapse of restrictions of an award at any time.
In the event of a merger or consolidation in which the Company is not the surviving corporation or in the event of a transaction that results in the acquisition of all or substantially all of the Company’s Common Stock or assets, the Committee may elect to terminate all outstanding exercisable awards granted under the 2021 Plan, provided that during the period from notification of such termination to the date of consummation of the relevant transaction (which must be at least 20 days) each participant shall have the right to exercise all of his or her exercisable awards in full (without regard to any restrictions on exercisability), contingent on the consummation of such transaction.
Amendment and Termination.   Notwithstanding any other provision of the 2021 Plan, the Board or the Committee may at any time amend any or all of the provisions of the 2021 Plan, or suspend or terminate it entirely, retroactively or otherwise. The Board or the Committee may also amend the terms of any award (including any award agreement) under the 2021 Plan; provided, however, that no change in any award previously granted under the 2021 Plan may be made without the consent of the participant holding the award if the amendment would materially impair the rights of the participant under the award. Without the approval of the Company’s stockholders, no amendment to the 2021 Plan may: (i) increase the aggregate number of shares that may be issued under the 2021 Plan (except for antidilution adjustments); (ii) increase the maximum individual participant limitations for a fiscal year (except for antidilution adjustments); (iii) change the classification of individuals eligible to receive awards under the 2021 Plan; (iv) allow for the repricing (as described in the 2021 Plan) of any option or stock appreciation right; (v) extend the term of an option; (vi) award an option or stock appreciation right in replacement of a cancelled option or stock appreciation right with a higher exercise price; or (vii) require stockholder approval in order to comply to comply with the applicable rules of any exchange or system on which the Company’s securities are listed or traded or, to the extent applicable to incentive options, with the applicable provisions of Section 422 of the Code.
Miscellaneous.   Generally, awards granted under the 2021 Plan are generally nontransferable (other than by will or the laws of descent and distribution), except that the Committee may provide for the transferability of nonqualified stock options at the time of grant or thereafter to certain family members.
Certain U.S. Federal Income Tax Consequences.   The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the 2021 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change (possibly with retroactive effect), as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences (state, local and other tax consequences are not addressed below) to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.
The U.S. federal income tax law is technical and complex and the discussion below represents only a general summary. The following summary is included for general information only and does not purport to address all the tax considerations that may be relevant. Each recipient of a grant is urged to consult his or her own tax advisor as to the specific tax consequences to such grantee and the disposition of Common Stock.
Incentive Stock Options.   In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either such time. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of Common Stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed on the date of grant until the date three months prior to the date of exercise and such recipient does not sell the Common Stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.
To the extent that the aggregate fair market value (determined as of the time of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an eligible employee during any calendar year under the 2021 Plan and/or any other stock option 2021 Plan of the Company, any subsidiary or any parent exceeds $100,000, such options will be treated as nonqualified stock options. In addition, if the recipient is not continuously employed on the date of grant until the date three months prior to the date of exercise or a recipient disposes of the Common Stock acquired upon exercise of the incentive stock option within either of the above-mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).
Nonqualified Stock Options.   A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.
Certain Other Tax Issues.   With regard to both incentive stock options and nonqualified stock options, the following also apply: (i) any of our officers and directors subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may be subject to special tax rules regarding the income tax consequences concerning their stock options; (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income; (iii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules (including, without limitation, Section 162(m) of the Code regarding the $1,000,000 limitation on deductible compensation paid to the Company’s covered employees); and (iv) in the event that the payment, exercisability or vesting of any award is accelerated because of a change in ownership (as defined in Code Section 280G(b)(2)), and such payment of an award, either alone or together with any other payments made to certain participants, constitute parachute payments under Code Section 280G, then subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion of the payment.

Code Section 162(m).   Generally, the Company may be entitled to a tax deduction in connection with an award under the 2021 Plan in an amount equal to the ordinary compensation income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option), provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Code Section 162(m). Special rules under Code Section 162(m) limit the deductibility of compensation paid by a public company during a tax year to its chief executive officer, its chief financial officer and its other three most highly compensated executive officers for that tax year (collectively, “covered employees”) and for any individual who was a covered employee of the Company during tax years beginning in 2017. Under Code Section 162(m), the annual compensation paid to any covered employee will be deductible only to the extent that it does not exceed $1,000,000. The Committee has discretionary authority to grant awards under the 2021 Plan in excess of this limit.
Code Section 409A.   Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a participant’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the participant’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the 2021 Plan are anticipated to be exempt from the requirements of Code Section 409A, awards that are not exempt are intended to comply with Code Section 409A.
The 2021 Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 2021 Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.
Future Plan Awards.   Because future awards under the 2021 Plan will be based upon prospective factors including the nature of services to be rendered and a participant’s potential contributions to the success of the Company or its affiliates, actual awards and value of benefits that will be received under the 2021 Plan by any individual or group cannot be determined at this time. Accordingly, the Company is not including a “New Plan Benefits” table in this proxy statement.
Required Vote and Effect
Approval of the amendment and restatement of the 2012 Plan will be considered approved by the affirmative vote of a majority of the total number of shares present in person or represented by proxy and entitled to vote on the matter. You may vote “for,” “against” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the vote for this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR
PROPOSAL 3

PROPOSAL 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with the Dodd-Frank Act and Section 14A of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote on compensation programs for our named executive officers (sometimes referred to as “say-on-pay”). The stockholders currently have the opportunity to vote on this matter annually, although the frequency of such votes is subject to change in the future. Accordingly, you may vote on the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation rules of the Securities and Exchange Commission, including the section captioned “Compensation Philosophy and Agreements with Named Executive Officers” as well as the compensation tables and narrative discussion, is hereby APPROVED.”
As described in greater detail under “Compensation Philosophy and Agreements with Named Executive Officers,” our compensation programs are designed to motivate our executives to create a successful company. We believe that our compensation program rewards sustained performance that is linked to long-term stockholder value. Stockholders are encouraged to read the “Compensation Philosophy and Agreements with Named Executive Officers,” the accompanying compensation tables, and the related narrative disclosure included in this proxy statement.
Required Vote and Effect
This advisory (non-binding) vote on executive compensation will be considered approved by the affirmative vote of a majority of the total number of shares present in person or represented by proxy and entitled to vote on the matter. You may vote “for,” “against” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal. Broker non- votes will have no effect on the vote for this proposal. Although this vote is non-binding, the Board of Directors and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
PROPOSAL 4.

EXECUTIVE OFFICERS OF THE REGISTRANT
Set forth below is the name and age of each executive officer of the Company. The information set forth below is as of the record date.
Name	Age	Title
Richard A. Horowitz	71	Chairman of the Board, President, Chief Executive Officer and Assistant Treasurer
Joseph A. Molino, Jr.	57	Vice President, Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer
Each of the foregoing Executive Officers was elected by the Board of Directors to serve until his successor is chosen and qualified.
Mr. Horowitz currently serves as an executive officer of the Company under the terms of an employment agreement expiring in December 2021. This agreement, pursuant to which he received compensation in 2020 and 2019 is discussed below. Further information about Mr. Horowitz, who is also a director of the Company, is contained above under “Information as to Directors and Nominees for Directors.”
Mr. Molino has been Vice President and Chief Financial Officer of the Company since December 1997 and has served as Chief Operating Officer of the Company since May 2005. From July 1990 until November 1997, Mr. Molino was chief financial officer of several small private manufacturing and service companies. Mr. Molino currently serves as an executive officer of the Company under the terms of an employment agreement, as amended, expiring in December 2023, pursuant to which he received compensation in 2020 and 2019. This employment agreement is discussed below.

EXECUTIVE COMPENSATION
The following table sets forth all compensation for 2020 and 2019 awarded to or earned by the Company’s Principal Executive Officer and Principal Financial Officer. We refer to these individuals collectively in this proxy statement as “named executive officers”.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Plan Compensation ($)(1)	All other Compensation ($)(2)(3)	Total ($)
Richard A. Horowitz Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	2020	775,000	-0-	-0-	-0-	-0-	65,330	840,330
	2019	775,000	-0-	-0-	-0-	850,000	67,406	1,692,406
Joseph A. Molino, Jr. Vice President, Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)	2020	400,000	-0-	-0-	-0-	-0-	51,475	451,475
	2019	400,000	-0-	-0-	-0-	175,000	59,412	634,412

(1)
The amounts for each of Messrs. Horowitz and Molino for 2019 represent awards granted under the Company’s Prior Bonus Plan (as defined below). There were no such awards for either Mr. Horowitz or Mr. Molino in 2020.

(2)
The amounts in the column reflect the following: (a) contributions made under a Company-sponsored defined contribution retirement plan on behalf of each of Messrs. Horowitz and Molino for 2020 in the amount of $5,700 and for 2019 in the amount of $18,282, (b) health insurance premium payments on behalf of Mr. Horowitz in the amount of $50,060 and $40,266 in 2020 and 2019, respectively, and on behalf of Mr. Molino in the amount of $35,189 and $31,207 for 2020 and 2019, respectively.

(3)
Also includes additional perquisites for Mr. Horowitz of $9,570 and $8,858 for 2020 and 2019, respectively, relating to the personal use of a Company-leased automobile, and additional perquisites for Mr. Molino of $10,586 and $9,923 for 2020 and 2019, respectively, relating to the personal use of a Company-leased automobile.

Employment Agreements
See below under “Compensation Philosophy and Agreements with Named Executive Officers” for the material terms of employment agreements with Mr. Horowitz and Mr. Molino.
Grants of Plan-Based Awards
No options, shares, or any other equity-based awards were granted to Mr. Horowitz or Mr. Molino in 2020 or 2019.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2020
The following table set forth information regarding exercisable and unexercisable stock options and unvested restricted stock held by each of the named executive officers on December 31, 2020. There were no other options or unvested shares, units or other rights owned by the named executive officers as of December 31, 2020.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercized Options (#) Exercisable	Number of Securities Underlying Unexercized Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
Richard A. Horowitz Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)					-0-	-0-
	30,000	-0-	7.09	9/4/2027
Joseph A. Molino, Jr. Vice President, Chief Operating Officer and Chief Financial Officer (Principal Financial Officer)					-0-	-0-
	41,809	-0-	4.74	6/21/2022
	15,678	-0-	7.86	4/10/2023
	25,000	-0-	7.09	9/4/2027
Option Exercised and Stock Vested
No options were exercised during 2020 by Mr. Horowitz or Mr. Molino, and no stock owned by either of them vested during 2020.
Pension Benefits and Nonqualified Deferred Compensation
Messrs. Horowitz and Molino are covered by a Company-sponsored defined contribution retirement plan, which covers all eligible employees of the Company. The Company contributed $5,700 for each of Mr. Horowitz and Mr. Molino to such defined contribution retirement plan for 2020, and the Company contributed $18,282 for each of Mr. Horowitz and Mr. Molino to such defined contribution retirement plan for 2019. They have no other reportable pension benefits provided by the Company and no nonqualified deferred compensation in 2020 or 2019.
COMPENSATION PHILOSOPHY AND AGREEMENTS WITH NAMED EXECUTIVE OFFICERS
As a smaller reporting company, the Company has presented the information in this proxy statement in accordance with the scaled disclosure requirements permitted under applicable SEC regulations, and as such, the Company has not included a “compensation discussion and analysis”. However, the Company is providing the following section of the proxy statement in order to provide stockholders with a better understanding of the Company’s compensation philosophy, agreements and certain related matters with respect to its named executive officers.
The Company’s overall executive compensation philosophy is to provide compensation in a manner that will incentivize the executives in order to optimize stockholder value. To that end, the program is designed to recognize successful operating performance and to attract, retain and motivate the executive talent essential to the Company’s financial success. Consistent with this philosophy, the Compensation Committee is guided by the following objectives when administering the Company’s overall compensation program:
•
Attract and retain highly qualified executives;

•
Motivate executives to provide excellent leadership and achieve the Company’s goals;

•
Provide substantial performance-related incentive compensation that is aligned with the Company’s strategies and directly tied to meeting specific Company objectives; and

•
Link the interests of the executives to the value derived by the Company’s stockholders.

In furtherance of these objectives, the following considerations underlie the Compensation Committee’s determination with respect to the following principal elements of compensation for the officers of the Company, including its named executive officers and its operating subsidiaries’ officers:
Base Salary.   Individual salary determinations should be based upon the officer’s qualifications, experience and performance.
Annual Cash Incentives.   Executives should have a portion of their total cash compensation at risk, contingent upon meeting Company objectives, in order to further align the interests of the executives with the stockholders. To that end, executives are only rewarded with cash bonuses to the extent the stated objective(s) is achieved or exceeded.
Long-Term Equity-Based Awards.   Where and when appropriate, executives who are critical to the Company’s long-term success including the named executive officers should participate in long-term incentive opportunities that link a portion of their total compensation to stockholder value.
Retirement Plans and Other Benefits.   Executives should be eligible to participate in the Company’s benefit programs, such as life and health insurance and retirement plans as well as other benefits at a level consistent with Company policy, prevailing law and current regulations.
Total Compensation.   Total compensation is intended to correlate to the Company’s profitability, growth, and the achievement of other Company objectives which in turn enhances the Company’s stockholder value.
Compensation Consultant.   In 2020, the Compensation Committee directly engaged Steven Hall & Partners, LLC, an independent third-party compensation consultant, to assist it with, among other things, determining the level and composition of compensation, including performance-related compensation, for the named executive officers, and independent directors. Such consultant provided no additional services to the Company or its affiliates in 2020.
Overview of Executive Compensation
Mr. Horowitz
Horowitz Employment Agreement.   On October 24, 2018, the Company and Mr. Horowitz entered into an executive employment agreement (the “Horowitz Employment Agreement”), effective as of January 1, 2019, following the expiration of a prior employment Agreement. The Horowitz Employment Agreement was approved by the Compensation Committee following the review of Mr. Horowitz’s performance, Mr. Horowitz’s value to the Company and appropriate market comparables, and consultation with the independent members of the Board of Directors, and the subsequent approval of such independent members. The Compensation Committee utilized the services of Steven Hall & Partners, an independent Compensation consulting firm, as well as the services of special legal counsel to the Compensation Committee. Mr. Horowitz’s 2020 and 2019 compensation were governed by the Horowitz Employment Agreement.
The Horowitz Employment Agreement provides for Mr. Horowitz to serve as the Company’s President and Chief Executive Officer and, if elected by the Board of Directors, Chairman of the Board, for a term expiring on December 31, 2021, unless sooner terminated pursuant to the provisions of the Horowitz Employment Agreement. Pursuant to the Horowitz Employment Agreement, Mr. Horowitz receives a minimum annual base salary of $775,000. Mr. Horowitz’s base salary is reviewed annually by the Board of Directors (or a committee thereof) and may be increased, but not decreased, from time to time. Mr. Horowitz will be eligible for an annual incentive payment in accordance with the terms and conditions of the Company’s Bonus Plan (as defined in the Horowitz Employment Agreement) with performance goals to be set by the Compensation Committee in its sole discretion (after discussions with Mr. Horowitz), with a target of 55% of his then-current base salary, and a maximum bonus based on exceeding performance targets as established by the Compensation Committee of 165% of his then-current base salary. The Compensation Committee may reduce the percentage of the target bonus and the maximum bonus and apply such target amount to a long-term cash or equity incentive plan award.

Mr. Horowitz also receives (i) senior executive level employee benefits, (ii) a Company-provided automobile and the payment of certain related expenses and (iii) payment and/or reimbursement of certain legal and consultants’ fees in connection with the Horowitz Employment Agreement.
Subject to the next paragraph, in the event Mr. Horowitz’s employment is terminated by the Company without Cause or Mr. Horowitz resigns for Good Reason (as defined in the Horowitz Employment Agreement), then subject to his execution of a general release, (i) he will continue to receive his base salary for 24 months, (ii) he will receive payments for accrued but unpaid salary, prior period bonus and eligible unreimbursed expenses, (iii) he will receive a Pro Rata Bonus for the year of termination, and (iv) the Company will pay him monthly an amount equal to the difference in his COBRA premium and the active employee contribution for medical coverage until the earlier of (a) 36 months from the date of termination, (b) his becoming eligible for medical benefits from a subsequent employer, or (c) his becoming ineligible for COBRA.
In the event Mr. Horowitz’s employment is terminated by the Company without Cause or he resigns for Good Reason, in either case within two years following a Change in Control (other than a 409A Change in Control (as defined in the Horowitz Employment Agreement), then subject to his execution of a general release, he will receive the payments set forth in the previous paragraph; provided, that he will receive his base salary for 36 months. In the event Mr. Horowitz’s employment is terminated by the Company without Cause or he resigns for Good Reason within two years following a 409A Change in Control, then subject to his execution of a general release, he will receive the base salary severance payment set forth in the first sentence of this paragraph in a lump sum rather than in installments. Notwithstanding the foregoing, in the event an Excise Tax (as defined in the Horowitz Employment Agreement) would otherwise be incurred by Mr. Horowitz, amounts paid to Mr. Horowitz upon a Change in Control will be reduced to 2.99 times his “base amount” (as determined in accordance with Sections 280G of the Internal Revenue Code of 1986, as amended) if such amount would result in a higher after-tax net payment to Mr. Horowitz.
In the event Mr. Horowitz’s employment is terminated due to Disability (as defined in the Horowitz Employment Agreement) or his death, he (or his estate and or dependents, as applicable) shall receive (i) any unpaid base salary through the date of termination; (ii) any annual bonus earned but unpaid with respect to the fiscal year ending on or preceding the date of termination; (iii) his Pro Rata Bonus for the fiscal year in which his termination occurs; and (iv) certain COBRA-related payments for up to 36 months.
Pursuant to the Horowitz Employment Agreement, during the term of his employment and for a period of twelve months after termination of his employment, Mr. Horowitz is prohibited from (i) competing with the Company, (ii) soliciting or hiring the Company’s employees, representatives or agents, or (iii) soliciting any of the Company’s customers. The Horowitz Employment Agreement also prohibits Mr. Horowitz from using or disclosing any of the Company’s non-public, proprietary or confidential information.
Mr. Horowitz’s Bonus.   As a result of the uncertainties due to the COVID-19 global pandemic, the Compensation Committee did not adopt any specific bonus targets for Mr. Horowitz in 2020. Furthermore, largely due to the impact of the COVID-19 pandemic on the Company’s results of operations in 2020, the Compensation Committee did not award Mr. Horowitz a bonus for 2020.
Equity Awards granted to Mr. Horowitz.   Mr. Horowitz was not granted any equity award from the Company in 2020 or 2019.
Mr. Molino
Molino Employment Agreement.   On January 30, 2018, following the expiration of a prior employment Agreement, effective as of January 1, 2018, the Company and Mr. Molino entered into a new Executive Employment Agreement (as amended through the date of this proxy statement, the “Molino Employment Agreement”), which agreement was approved by the Compensation Committee following the earlier review of the material proposed terms of the arrangement by the independent members of the Board of Directors. The Compensation Committee approved the terms of the Molino Employment Agreement after a process in which it evaluated Mr. Molino’s performance, his value to the Company, and appropriate market comparables. In doing so, the Compensation Committee utilized the services of Steven Hall & Partners, an independent Compensation consulting firm, as well as the services of special legal counsel to the Compensation Committee. Mr. Molino’s 2020 and 2019 compensation were governed by the Molino Employment Agreement.
The Molino Employment Agreement provides for Mr. Molino to serve as the Company’s Vice President, Chief Operating Officer and Chief Financial Officer; provided, that prior to a Change in Control (as defined in the Molino Employment Agreement), the Company may in its sole discretion remove any or all of Mr. Molino’s titles (and the related responsibilities) other than Chief Operating Officer. The term of the Molino Employment Agreement expires on December 31, 2023, unless sooner terminated under the terms of the provisions of the Molino Employment Agreement. Pursuant to the Molino Employment Agreement, Mr. Molino will receive a minimum annual base salary of $400,000. Mr. Molino’s base salary will be reviewed annually by the Board of Directors (or a committee thereof) and may be increased, but not decreased, from time to time. Mr. Molino will be eligible for an annual incentive payment in accordance with the terms and conditions of the Bonus Plan (or a successor plan) with performance goals to be set by the Compensation Committee in its sole discretion, with a target of 35% of his then-current base salary, and a maximum bonus based on exceeding performance targets as established by the Compensation Committee of 58% of his then-current base salary. Mr. Molino is also entitled to receive (i) senior executive level employee benefits and (ii) a Company-provided automobile and the payment of certain related expenses.
In the event Mr. Molino’s employment is terminated by the Company without Cause (as defined in the Molino Employment Agreement), or Mr. Molino resigns for Good Reason (as defined in the Molino Employment Agreement), he will receive all accrued amounts of base salary, unpaid bonuses for the prior year, unreimbursed expenses and amounts due under benefits plans in accordance with their terms and, subject to his execution of a general release, (i) he will continue to receive his base salary for 12 months, (ii) he will receive a pro rata bonus for the year of termination, and (iii) the Company will pay him monthly an amount equal to the difference in his COBRA premium and the active employee contribution for medical coverage until the earlier of (a) 18 months from the date of termination, (b) his becoming eligible for medical benefits from a subsequent employer, or (c) his becoming ineligible for COBRA.
In the event Mr. Molino’s employment is terminated by the Company without Cause or he resigns for Good Reason within two years following a Change in Control, then following his execution of a general release, he will receive the amounts set forth in the previous paragraph in addition to a lump sum amount equal to his target annual bonus for the fiscal year in which his termination occurs; provided, that the base salary payments set forth in clause (i) of the previous paragraph shall continue for 18 months from the date of termination rather 12 months from the date of termination, and provided further, that in the event of a 409A Change in Control (as defined in the Molino Employment Agreement) he will receive the base salary severance payment set forth in clause (i) of the previous paragraph in a lump sum rather than in installments. Notwithstanding the foregoing, in the event an Excise Tax (as defined in the Molino Employment Agreement) would otherwise be incurred by Mr. Molino, amounts paid to Mr. Molino upon a Change in Control will be reduced to 2.99 times his “base amount” (as determined in accordance with Sections 280G of the Internal Revenue Code of 1986, as amended).
Pursuant to the Molino Employment Agreement, during the term of his employment and for a period of twelve months after termination of his employment, Mr. Molino is prohibited from (i) competing with the Company, (ii) soliciting or hiring the Company’s employees, representatives or agents or (iii) soliciting any of the Company’s customers. The Molino Employment Agreement also prohibits Mr. Molino from using or disclosing any of the Company’s non-public, proprietary or confidential information.
Mr. Molino’s Bonus.   As a result of the uncertainties due to the COVID-19 global pandemic, the Compensation Committee did not set any specific bonus targets for Mr. Molino in 2020. Furthermore, as a result of the Company’s results of operations in 2020 due primarily to the impact of the COVID-19 pandemic, the Compensation Committee did not award Mr. Horowitz a bonus for 2020.
Equity Awards granted to Mr. Molino.   Mr. Molino was not granted any equity award from the Company in 2020 or 2019.
Bonus Plan
The Company established the P&F Industries, Inc. Executive Bonus Plan (the “Bonus Plan”), effective as of the April 22, 2021 date of its approval by the Board of Directors. The Bonus Plan replaced the

Company’s prior bonus plan (the “Prior Bonus Plan”) which had been established in order to comply with the “qualified performance-based compensation exception” to Section 162(m) of the Internal Revenue Code (“162(m)”), which exception has been repealed.
Under the Bonus Plan, the Compensation Committee selects the eligible employees of the Company who will participate in the Bonus Plan for each performance period. The Compensation Committee establishes the performance goals, formulae or standards and the individual target performance award (if any) applicable to each participant for a performance period prior to the beginning of such performance period or at such later date as when the outcome of the performance goals is substantially uncertain.
Equity Compensation Plan Information
The following table presents equity compensation plan information as of December 31, 2020:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)
Equity compensation plans approved by security holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	200,878	$6.59	58,658
Equity compensation plans not approved by security holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	—
TOTAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	200,878	$6.59	58,658

STOCKHOLDER NOMINATIONS FOR BOARD OF DIRECTORS MEMBERSHIP AND OTHER PROPOSALS FOR THE 2022 ANNUAL MEETING
The submission deadline for stockholder proposals to be included in our proxy materials for the 2022 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act is December 31, 2021. All such proposals must be received by the Corporate Secretary at P&F Industries, Inc., 445 Broadhollow Road, Suite 100, New York 11747 by the required deadline and must comply with all other applicable legal requirements in order to be considered for inclusion in the Company’s 2022 proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.
The Company’s By-laws require that, for nominations of directors or other business to be properly brought before an annual meeting, advance written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information specified in the Company’s By-laws concerning the nominating or proposing stockholder and information concerning the nominee (if any) and, subject to certain conditions set forth in the By-laws, must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company, as the address set forth above, not more than 120 days nor less than 90 days in advance of the one year anniversary of the previous year’s annual meeting of stockholders; provided however, that, if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the Nominating Stockholder to be timely must so be received not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. In the case of the annual meeting to be held in 2022, written notice of a nomination or proposal must be received no earlier than January 26, 2022 and no later than February 25, 2022. A copy of the applicable provisions of the By-laws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below. The applicable provisions of the Company’s By-laws should be read in their entirety.

ANNUAL REPORT
Stockholders of record on April 14, 2021 will receive a copy of the Company’s 2020 Annual Report, containing its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (without exhibits), along with this Proxy Statement. You may also obtain copies of exhibits to the Form 10-K, but we may charge a reasonable fee to stockholders requesting such exhibits. If you would like copies of any of the exhibits to the Form 10-K, you should direct your request in writing to the Company at 445 Broadhollow Road, Suite 100, Melville, New York 11747, Attention: Corporate Secretary. Such Annual Report on Form 10-K, including exhibits, is also available free of charge on the SEC’s website at www.sec.gov.
By order of the Board of Directors
JOSEPH A. MOLINO, JR. Secretary
Date: April 30, 2021

Appendix A
P&F INDUSTRIES, INC.

2021 STOCK INCENTIVE PLAN

ARTICLE I
PURPOSE
The purpose of this Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company to offer Eligible Employees, Consultants and Non-Employee Directors incentive awards to attract, retain and reward such individuals and strengthen the mutuality of interests between such individuals and the Company’s stockholders. This Plan is an amendment and restatement of the 2012 Plan, as further described in Article XVI.
ARTICLE II
DEFINITIONS
For purposes of this Plan, the following terms shall have the following meanings:
2.1   “2012 Plan” has the meaning set forth in Article XVI.
2.2   “Acquisition Event” means a merger or consolidation in which the Company is not the surviving entity, any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or the sale or transfer of all or substantially all of the Company’s assets.
2.3   “Affiliate” means each of the following: (a) any Subsidiary; (b) any Parent; (c) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; (d) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which directly or indirectly controls 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) of the Company; and (e) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.
2.4   “Appreciation Award” means any Award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award, provided that such Other Stock-Based Award is based on the appreciation in value of a share of Common Stock in excess of an amount equal to at least the Fair Market Value of the Common Stock on the date such Other Stock-Based Award is granted.
2.5   “Award” means any award under this Plan of any Stock Option, Stock Appreciation Right, Restricted Stock, Performance Share, Performance Units or Other Stock-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement, certificate or other document evidencing such Award.
2.6   “Board” means the Board of Directors of the Company.
2.7   “Cause” means with respect to a Participant’s Termination of Employment or Termination of Consultancy, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define “cause” (or words of like import)), termination due to a Participant’s insubordination, dishonesty, fraud, incompetence, moral turpitude, willful misconduct, or failure to attempt in good faith to perform his or her duties for the Company or an Affiliate for any reason other than illness or incapacity, as determined by the Committee in its sole discretion; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines “cause” (or words of like import), “cause” as defined under such agreement; provided, however, that with regard to any agreement under which the definition of “cause” only applies on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant’s Termination of Directorship, “cause” means an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
2.8   “Change in Control” has the meaning set forth in Section 12.2.
2.9   “Change in Control Price” has the meaning set forth in Section 12.1.
2.10   “Code” means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision and any Treasury Regulation promulgated thereunder.
2.11   “Committee” means a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom is intended to be (a) to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a “nonemployee director” as defined in Rule 16b-3; (b) an “independent director” as defined under Nasdaq Listing Rule 5605(a)(2) or such other applicable stock exchange rule; and (c) as may be applicable, “independent” as provided pursuant to rules promulgated by the Securities and Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.
2.12   “Common Stock” means the Class A Common Stock, $1.00 par value per share, of the Company.
2.13   “Company” means P&F Industries Inc., a Delaware corporation, and its successors by operation of law.
2.14 “Consultant” means any natural person who provides bona fide consulting or advisory services to the Company or its Affiliates pursuant to a written agreement, which are not in connection with the offer and sale of securities in a capital-raising transaction, and do not, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.
2.15   “Detrimental Activity” means: (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company’s or its Affiliate’s business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates that is acquired by a Participant prior to the Participant’s Termination; (b) activity while employed or performing services that results, or if known could result, in the Participant’s Termination that is classified by the Company as a termination for Cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hiring of) any non-clerical employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any Person with which the Participant is associated (including, but not limited to, due to the Participant’s employment by, consultancy for, equity interest in, or creditor relationship with such Person) or any Person from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (d) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its Affiliates without, in all cases, written authorization from the Company; (e) the Participant’s Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; (f) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or the rendering of services to such organization or business if such organization or business is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates provided, however, that competitive activities shall only be those competitive with any business unit or Affiliate of the Company with regard to which the Participant performed services at any time within the two years prior to the Participant’s Termination; or (g) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or noncompetition or nonsolicitation agreement). For purposes of subsections (a), (c), (d) and (f) above, the General Counsel or the Chief Executive Officer of the Company shall have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall each have authority to provide the Participant with such authorization.
2.16   “Disability” means with respect to a Participant’s Termination, unless otherwise provided in an Award agreement, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Disability, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.
2.17   “Disparagement” means making comments or statements, whether made publicly or not, which could reasonably be expected to adversely affect in any manner: (a) the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects); or (b) the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.
2.18   “Effective Date” has the meaning set forth in Article XVI.
2.19   “Eligible Employees” means each employee of the Company or an Affiliate.
2.20   “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.
2.21   “Fair Market Value” means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the closing price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded; or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority, or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. If the Common Stock is not traded, listed or otherwise reported or quoted, then Fair Market Value means the fair market value of the Common Stock as determined by the Committee in good faith in whatever manner it considers appropriate taking into account the requirements of Section 422 of the Code or Section 409A of the Code, as applicable. For purposes of the grant of any Award, the applicable date shall be the trading day on which the Award is granted, or if such grant date is not a trading day, the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.
2.22   “Family Member” means “family member” as defined in Section A.1.(a)(5) of the general instructions of Form S-8, as may be amended from time to time.
2.23   “Incentive Stock Option” means any Stock Option awarded to an Eligible Employee of the Company, its Subsidiaries and its Parent (if any) under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
2.24   “Limited Stock Appreciation Right” has the meaning set forth in Section 7.5.
2.25   “Non-Employee Director” means a director of the Company who is not an employee of the Company or an Affiliate.
2.26   “Non-Qualified Stock Option” means any Stock Option awarded under this Plan that is not an Incentive Stock Option.

2.27   “Other Stock-Based Award” means an Award under Article XI of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on or related to shares of Common Stock, including, without limitation, an Award valued by reference to book value of shares of Common Stock.
2.28   “Parent” means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.29   “Participant” means an Eligible Employee, Non-Employee Director or Consultant to whom an Award has been granted pursuant to this Plan.
2.30   “Performance Goals” means one or more performance goals or targets established for purposes of the grant, vesting or payment of Awards of Restricted Stock, Performance Shares, Performance Units or Other Stock-Based Awards, which goals or targets may, for purposes of illustration and without limitation, be based on one or more criteria with regard to the Company as a whole or to any Subsidiary, division, other operational unit or administrative department of the Company, and may be measured either on an absolute basis or relative to a pre-established target levels, to a previous period’s results or to a designated comparison group, in each case as specified by the Committee in its sole discretion.
2.31   “Performance Period” means each fiscal year of the Company or such period (as specified by the Committee) over which the performance of any Performance Goals is to be measured.
2.32   “Performance Share” means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or cash of an equivalent value at the end of a specified Performance Period.
2.33   “Performance Unit” means an Award made pursuant to Article X of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock or a combination of both.
2.34   “Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated organization, governmental or regulatory or other entity.
2.35   “Plan” means this P&F Industries, Inc. 2021 Stock Incentive Plan, as amended from time to time.
2.36   “Reference Stock Option” has the meaning set forth in Section 7.1.
2.37   “Restricted Stock” means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII.
2.38   “Restriction Period” has the meaning set forth in Section 8.3(a).
2.39   “Retirement” means, unless otherwise determined by the Committee at grant, a voluntary Termination of Employment or Termination of Consultancy at or after age 65 or such earlier date after age 55 as may be approved by the Committee, in its sole discretion, with respect to such Participant at the time of grant, or thereafter provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, except that Retirement shall not include any involuntary Termination of Employment or Termination of Consultancy by the Company or an Affiliate for any reason with or without Cause. With respect to a Participant’s Termination of Directorship, Retirement means the failure to stand for reelection or the failure to be reelected on or after a Participant has attained age 65 or, with the consent of the Board, provided that the exercise of such discretion does not make the applicable Award subject to Section 409A of the Code, before age 65 but after age 55.
2.40   “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provision.
2.41   “Securities Act” means the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder. Any reference to any section of the Securities Act shall also be a reference to any successor provision.
2.42   “Section 409A Covered Award” has the meaning set forth in Section 15.14.

2.43   “Section 409A of the Code” means the nonqualified deferred compensation rules under Section 409A of the Code and any applicable Treasury regulations thereunder.
2.44   “Stock Appreciation Right” means the right pursuant to an Award granted under Article VII. A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for a number of shares of Common Stock and/or cash equal to the difference between (i) the Fair Market Value on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive a number of shares of Common Stock and/or cash equal to the difference between (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, and (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.
2.45   “Stock Option” or “Option” means any option to purchase shares of Common Stock granted to Eligible Employees, Non-Employee Directors or Consultants granted pursuant to Article VI.
2.46   “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.47   “Tandem Stock Appreciation Rights” has the meaning set forth in Section 7.1.
2.48   “Ten Percent Stockholder” means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.
2.49   “Termination” means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
2.50   “Termination of Consultancy” means: (a) that the Consultant is no longer acting as a consultant to the Company or an Affiliate; or (b) when an entity which is retaining a Participant as a Consultant ceases to be an Affiliate unless the Participant otherwise is, or thereupon becomes, a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his or her consultancy, unless otherwise determined by the Committee, in its sole discretion, no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant, an Eligible Employee or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Consultancy in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Consultancy thereafter.
2.51   “Termination of Directorship” means that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his or her directorship, his or her ceasing to be a director of the Company shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy, as the case may be.
2.52   “Termination of Employment” means: (a) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (b) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that an Eligible Employee becomes a Consultant or a Non-Employee Director upon the termination of his or her employment, unless otherwise determined by the Committee or otherwise required under the applicable provisions of Section 409A of the Code, in its sole discretion, no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee, a Consultant or a Non-Employee Director. Notwithstanding the foregoing, the Committee may, in its sole discretion, otherwise define Termination of Employment in the Award agreement or, if no rights of a Participant are reduced, may otherwise define Termination of Employment thereafter.
2.53   “Transfer” means: (a) when used as a noun, any direct or indirect transfer, sale, assignment, pledge, hypothecation, encumbrance or other disposition (including the issuance of equity in a Person), whether for value or no value and whether voluntary or involuntary (including by operation of law), and

(b) when used as a verb, to directly or indirectly transfer, sell, assign, pledge, encumber, charge, hypothecate or otherwise dispose of (including the issuance of equity in a Person) whether for value or for no value and whether voluntarily or involuntarily (including by operation of law). “Transferred” and “Transferable” shall have a correlative meaning.
ARTICLE III
ADMINISTRATION
3.1   The Committee.   This Plan shall be administered and interpreted by the Committee.
3.2   Grants of Awards.   The Committee shall have full discretionary power and authority to grant, pursuant to the terms of this Plan, to Eligible Employees, Consultants and Non-Employee Directors: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Performance Shares, (v) Performance Units, and (vi) Other Stock-Based Awards. In particular, the Committee shall have the authority:
(a)
to select the Eligible Employees, Consultants and Non-Employee Directors to whom Awards may from time to time be granted hereunder;

(b)
to determine whether and to what extent Awards, or any combination thereof, are to be granted hereunder to one or more Eligible Employees, Consultants or Non-Employee Directors;

(c)
to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d)
to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

(e)
to determine whether, to what extent and under what circumstances grants of Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company outside of this Plan;

(f)
to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.4(d);

(g)
to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant in any case, in a manner intended to comply with Section 409A of the Code;

(h)
to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option; and

(i)
to determine whether to require a Participant, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Award;

(j)
to set the Performance Goals and the Performance Period with respect to any Award for which the grant, vesting or payment of such Award is conditioned upon the attainment of specified Performance Goals and to certify the attainment of any such Performance Goals; and

(k)
generally, to exercise such powers and to perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of this Plan.

3.3   Guidelines.   Subject to Article XIII hereof, the Committee shall, in its sole discretion, have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its responsibilities (to the extent permitted by applicable law and applicable stock exchange rules), as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may, in its sole discretion, correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may, in its sole discretion, adopt special guidelines and provisions for persons who are residing in or employed in, or subject to, the taxes of, any domestic or foreign jurisdictions to comply with applicable tax and securities laws of such domestic or foreign jurisdictions. Notwithstanding the foregoing, no action of the Committee under this Section 3.3 shall materially impair the rights of any Participant without the Participant’s consent, except with respect to Awards granted under the Plan prior to the Effective Date, with respect to which no action of the Committee under this Section 3.3 shall impair the rights of any Participant in respect of such Award without such Participant’s consent. This Plan is intended to comply with the applicable requirements of Rule 16b-3 and this Plan shall be limited, construed and interpreted in a manner so as to comply therewith.
3.4   Decisions Final.   Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.
3.5   Procedures.   If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable, including, without limitation, by telephone conference or by written consent to the extent permitted by applicable law. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.
3.6   Designation of Consultants/Liability.
(a)
The Committee may, in its sole discretion, designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and (to the extent permitted by applicable law and applicable exchange rules) may grant authority to officers to grant Awards and/or execute agreements or other documents on behalf of the Committee.

(b)
The Committee may, in its sole discretion, employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to subsection (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it.

3.7   Indemnification.   To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance directly insuring such person, each current or former officer or employee of the Company or any Affiliate and current or former member of the Committee or the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Committee) or liability (including any sum paid in settlement of a claim with the approval of the Committee), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the administration of this Plan, except to the extent arising out of such current or former officer’s, employee’s or member’s fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the current or former officers, employees, directors or members may have under applicable law, or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.
ARTICLE IV
SHARE LIMITATION
4.1   Shares.
(a)
General Limitations.   The aggregate number of shares of Common Stock that may be issued or used for reference purposes or with respect to which Awards may be granted under this Plan shall not exceed an aggregate of 500,000 shares (subject to any increase or decrease pursuant to Section 4.2), which is comprised of 325,000 shares of Common Stock that were reserved for issuance under the 2012 Plan, plus an additional 175,000 shares of Common Stock), which, in either case, may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company or both. Any shares of Common Stock that are subject to Appreciation Awards shall be counted against this limit as one share for every share granted. Any shares of Restricted Stock or shares of Common Stock that are subject to any other Award other than Appreciation Award shall be counted against this limit as one and one-half (1.5) shares for every share granted. If any Appreciation Award granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Award shall again be available for the purpose of Awards under the Plan. If a share of Restricted Stock or a share of Common Stock subject to any other Award other than an Appreciation Award is forfeited for any reason, one and one-half (1.5) shares of Common Stock shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan. The maximum number of shares of Common Stock that may be issued pursuant to Stock Options intended to be Incentive Stock Options is 500,000. The number of shares of Common Stock available for the purpose of Awards under the Plan shall be reduced by (i) the total number of Stock Options, Stock Appreciation Rights or Other Stock-Based Awards (subject to exercise) that have been exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, and (ii) any shares of Common Stock (not covered by (i) above) used to pay any exercise price or tax withholding obligation with respect to any Award. In addition, the Company may not use the cash proceeds it receives from Stock Option exercises to repurchase shares of Common Stock on the open market for reuse under the Plan. Awards that may be settled solely in cash shall not be deemed to use any shares of Common Stock which may be issued under this Plan.

(b)
Individual Participant Limitations.

(i)   The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights or other Appreciation Awards which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 100,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), and the maximum number of shares of Common Stock subject to any Award of Performance Shares for any Performance Period, Other Stock-Based Awards that are not Appreciation Awards, or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(b) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 65,000 shares per type of Award (which shall be subject to any further increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all such types of Awards covered under this Section 4.1(b)(i) shall not exceed 165,000 shares (which shall be subject to any further increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee’s or Consultant’s individual share limitations for both Stock Appreciation Rights and Stock Options.
(ii)   Notwithstanding any other provision of this Plan to the contrary, the aggregate value of stock-based Awards and cash-based compensation paid to any Non-Employee Director in respect of any fiscal year of the Company with respect to his or her service as a Non-Employee Director may not exceed $300,000, or, in the case of a Non-Employee Director serving a lead role on the Board, $450,000, in each case, based on the Fair Market Value of stock-based Awards and the aggregate value of cash compensation, in each case, determined as of the date of grant. Awards granted to Non-Employee Directors shall be counted against the share limit set forth in Section 4.1(a) in the same manner as Awards granted to Employees and Consultants as set forth in Section 4.1(a).
(iii)   There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(b) hereof.
(iv)   The maximum value of the payment of Performance Units which may be granted under this Plan with respect to any fiscal year of the Company to each Eligible Employee or Consultant shall be $1,000,000, determined based on the maximum value of any such Performance Units on the date of grant.
(v)   The individual Participant limitations set forth in this Section 4.1(b) shall be cumulative; that is, to the extent that shares of Common Stock for which Awards are permitted to be granted to an Eligible Employee or Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of this Plan until used.
4.2   Changes.
(a)
The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger or consolidation of the Company or any Affiliate, (iii) any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock, (iv) the dissolution or liquidation of the Company or any Affiliate, (v) any sale or transfer of all or part of the assets or business of the Company or any Affiliate or (vi) any other corporate act or proceeding.

(b)
Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend or distribution, extraordinary cash dividend or distribution, combination or reclassification of shares, recapitalization, merger, consolidation, spin-off, split-up, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, any sale or transfer of all or part of the Company’s assets or business, or any other corporate transaction or event having an effect similar to any of the foregoing and effected without receipt of consideration by the Company, then the Committee shall make such adjustments, if any, consistent with such change in such manner as the Committee deems equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, to the aggregate number and kind of shares that thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Award or under other Awards granted under this Plan and the purchase price thereof, and/or the individual Participant limits set forth in Section 4.1(b) (other than those based on cash limitations). Any such adjustment determined by the Committee shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. Except as provided in this Section 4.2 or in the applicable Award agreement, a Participant shall have no rights by reason of any issuance by the Company of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend, any other increase or decrease in the number of shares of stock of any class, any sale or transfer of all or part of the Company’s assets or business or any other change affecting the Company’s capital structure or business.
(c)
Fractional shares of Common Stock resulting from any adjustment in Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No fractional shares of Common Stock shall be issued under this Plan. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

(d)
In the event of an Acquisition Event, the Committee may, in its sole discretion, terminate all outstanding and unexercised Stock Options, Stock Appreciation Rights or Other Stock-Based Awards that provide for a Participant elected exercise, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 20 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options, Stock Appreciation Rights or Other Stock-Based Awards that provide for a Participant elected exercise that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Award agreements), but any such exercise shall be contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.

If an Acquisition Event occurs but the Committee does not terminate the outstanding Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) and Article XII shall apply.
4.3   Minimum Purchase Price.   Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration that is less than as permitted under applicable law.
4.4   Minimum Restriction and Vesting Period.   Notwithstanding any other provision of the Plan to the contrary, with respect to any Award of Restricted Stock, Performance Shares, Performance Units, or Other Stock-Based Award which by its terms does not require the recipient of the Award to pay a per share exercise price or purchase price equal to the Fair Market Value of the underlying Common Stock at the grant date, including restricted stock units (collectively, “Full-Value Awards”), (i) the Restriction Period with respect to any such Award of Restricted Stock, (ii) the Performance Period with respect to any such Award of Performance Shares, (iii) the Performance Cycle with respect to any such Award of Performance Units and (iv) the vesting period with respect to any such Other Stock-Based Award (including restricted stock units) that is payable in shares of Common Stock shall be no less than one (1) year. In addition, notwithstanding any other provision of the Plan to the contrary, with respect to any Appreciation Award the vesting period shall be no less than one (1) year. Notwithstanding the foregoing, subject to the terms of the Plan, the Committee may (at the time of grant or thereafter) provide for the earlier lapsing of restrictions or the vesting of any Award in the event of a Change of Control, a Participant’s Retirement, death or Disability, or a Participant’s Termination by the Company without Cause or by the Participant for good reason and, subject to the limitations set forth in Section 4.1(a), Awards with respect to up to five percent (5%) of the total number of Shares reserved for Awards under the Plan may be granted that are not subject to the foregoing limitations.

4.5   Dividends and Dividend Equivalents.   Notwithstanding any other provision of the Plan to the contrary, any rights granted hereunder to a Participant under an Award to receive or retain dividends or dividend equivalents with respect to the shares of Common Stock underlying any Full-Value Award, shall be subject to the same vesting and/or forfeiture conditions (whether performance-based, service-based or otherwise) as are applicable to such Full-Value Award.
ARTICLE V
ELIGIBILITY
5.1   General Eligibility.   All Eligible Employees, prospective employees, Consultants and prospective consultants of the Company and its Affiliates, and Non-Employee Directors of the Company, are eligible to be granted Awards. Eligibility for the grant of Awards and actual participation in this Plan shall be determined by the Committee in its sole discretion. Notwithstanding anything herein to the contrary, no Award under which a Participant may receive shares of Common Stock may be granted under this Plan to an Eligible Employee, Consultant or Non-Employee Director of any Affiliate if such shares of Common Stock does not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, Consultant or Non-Employee Director unless such Award is structured in a manner intended to comply with, or be exempt from, Section 409A of the Code.
5.2   Incentive Stock Options.   Notwithstanding anything herein to the contrary, only Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Incentive Stock Option and actual participation in this Plan shall be determined by the Committee in its sole discretion.
5.3   General Requirement.   The vesting and exercise of Awards granted to a prospective employee or consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.
ARTICLE VI
STOCK OPTIONS
6.1   Options.   Stock Options may be granted alone or in addition to other Awards granted under this Plan. Each Stock Option granted under this Plan shall be of one of two types: (a) an Incentive Stock Option or (b) a Non-Qualified Stock Option.
6.2   Grants.   The Committee shall, in its sole discretion, have the authority to grant to any Eligible Employee (subject to Section 5.2) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall, in its sole discretion, have the authority to grant Non-Qualified Stock Options to any Consultant or Non-Employee Director. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify shall constitute a separate Non-Qualified Stock Option.
6.3   Incentive Stock Options.   Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.
6.4   Terms of Options.   Options granted under this Plan shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee, in its sole discretion, shall deem desirable:
(a)
Exercise Price.   The exercise price per share of Common Stock subject to a Stock Option shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Stock Option shall not be less than 100% (or, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, 110%) of the Fair Market Value of the Common Stock at the time of grant.

(b)
Stock Option Term.   The term of each Stock Option shall be fixed by the Committee; provided that no Stock Option shall be exercisable more than 10 years after the date the Option is granted; and provided further that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed five years.

(c)
Exercisability.   Subject to Section 4.4, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Option agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of this Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the date the Stock Option is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

(d)
Method of Exercise.   Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, to the extent vested, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be in a form acceptable to the Company and shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, if the Common Stock is traded on a national securities exchange or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, and the Committee authorizes, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Committee to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant (for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee, in its sole discretion). No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

(e)
Non-Transferability of Options.   No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Section is Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as determined by the Committee, in its sole discretion. A Non-Qualified Stock Option that is Transferred to a Family Member pursuant to the preceding sentence (i) may not be subsequently Transferred otherwise than by will or by the laws of descent and distribution and (ii) remains subject to the terms of this Plan and the applicable Award agreement. Any shares of Common Stock acquired upon the exercise of a Non-Qualified Stock Option by a permissible transferee of a Non-Qualified Stock Option or a permissible transferee pursuant to a Transfer after the exercise of the Non-Qualified Stock Option shall be subject to the terms of this Plan and the applicable Award agreement.
(f)
Termination by Death, Disability or Retirement.   Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by reason of death, Disability or Retirement, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant (or, in the case of death, by the legal representative of the Participant’s estate) at any time within a period of one year from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options; provided, however, that in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options.

(g)
Involuntary Termination Without Cause.   Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is by involuntary termination without Cause, all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 90 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(h)
Voluntary Termination.   Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination is voluntary (other than a voluntary termination described in subsection (i)(y) below), all Stock Options that are held by such Participant that are vested and exercisable at the time of the Participant’s Termination may be exercised by the Participant at any time within a period of 30 days from the date of such Termination, but in no event beyond the expiration of the stated term of such Stock Options.

(i)
Termination for Cause.   Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, if a Participant’s Termination (x) is for Cause or (y) is a voluntary Termination (as provided in sub-section (h) above) after the occurrence of an event that would be grounds for a Termination for Cause, all Stock Options, whether vested or not vested, that are held by such Participant shall thereupon terminate and expire as of the date of such Termination.

(j)
Unvested Stock Options.   Unless otherwise determined by the Committee at grant, or if no rights of the Participant are reduced, thereafter, Stock Options that are not vested as of the date of a Participant’s Termination for any reason shall terminate and expire as of the date of such Termination.

(k)
Incentive Stock Option Limitations.   To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may, in its sole discretion, amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(l)
Form, Modification, Extension and Renewal of Stock Options.   Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may, in its sole discretion (i) subject to Section 13.1(d), modify, extend or renew outstanding Stock Options granted under this Plan (provided that the rights of a Participant are not materially reduced without his or her consent, except with respect to Options granted under the Plan prior to the Effective Date, with respect to which no action of the Committee under this Section 6.4(l) shall reduce the rights of any Participant holding such Options without such Participant’s consent and provided, in each case, that such action does not extend the Stock Option beyond its stated term), and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised).
(m)
Repricing.   Repricing of Stock Options shall not be permitted without stockholder approval (in accordance with Section 13.1). For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Option to lower its exercise price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles (“GAAP”); (iii) canceling a Stock Option at a time when its exercise price is greater than or equal to the Fair Market Value of the underlying Common Stock in exchange for another Award, and (iv) repurchasing for cash a Stock Option at a time when its exercise price is greater than or equal to the Fair Market Value of the underlying Common Stock, unless the change, other action or cancellation, exchange or repurchase occurs in connection with an event set forth in Section 4.2. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under GAAP and regardless of whether it is voluntary on the part of the Participant.

(n)
Other Terms and Conditions.   Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall, in its sole discretion, deem appropriate.

ARTICLE VII
STOCK APPRECIATION RIGHTS
7.1   Tandem Stock Appreciation Rights.   Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.
7.2   Terms and Conditions of Tandem Stock Appreciation Rights.   Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:
(a)
Exercise Price.   The exercise price per share of Common Stock subject to a Tandem Stock Appreciation Right shall be the exercise price of the Reference Stock Option as determined in accordance with Section 6.4(a).

(b)
Term.   A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

(c)
Exercisability.   Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI, and shall be subject to the provisions of Section 6.4(c).

(d)
Method of Exercise.   A Tandem Stock Appreciation Right may be exercised by the Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

(e)
Payment.   Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, a number of shares of Common Stock and/or cash (as determined by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option exercise price per share specified in the Reference Stock Option agreement, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(f)
Deemed Exercise of Reference Stock Option.   Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan.

(g)
Non-Transferability.   Tandem Stock Appreciation Rights shall be Transferable only when and to the extent that the underlying Stock Option would be Transferable under Section 6.4(e) of this Plan.

7.3   Non-Tandem Stock Appreciation Rights.   Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.
7.4   Terms and Conditions of Non-Tandem Stock Appreciation Rights.   Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee in its sole discretion, and the following:
(a)
Exercise Price.   The exercise price per share of Common Stock subject to a Non-Tandem Stock Appreciation Right shall be determined by the Committee at the time of grant, provided that the per share exercise price of a Non-Tandem Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the Common Stock at the time of grant.

(b)
Term.   The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee; provided that no Non-Tandem Stock Appreciation Right shall be exercisable more than 10 years after the date the right is granted.

(c)
Exercisability.   Subject to Section 4.4, Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such right may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion. Unless otherwise determined by the Committee at grant, the Award agreement shall provide that (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Non-Tandem Stock Appreciation Right, all Non-Tandem Stock Appreciation Rights held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Non-Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of this Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period commencing on the later of the date the Non-Tandem Stock Appreciation Right is exercised or becomes vested, the Company shall be entitled to recover from the Participant at any time within one year after such exercise or vesting, and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).

(d)
Method of Exercise.   Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time in accordance with the applicable Award agreement, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.
(e)
Payment.   Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, a number of shares of Common Stock and/or cash (as chosen by the Committee in its sole discretion) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant.

(f)
Non-Transferability.   No Non-Tandem Stock Appreciation Rights shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

(g)
Termination.   Unless otherwise provided in an Award agreement, upon Termination, Non-Tandem Stock Appreciation Rights shall be exercised in accordance with the provisions of Section 6.3 (f) through (j) of this Plan.

7.5   Limited Stock Appreciation Rights.   In addition to the Stock Appreciation Rights that may be granted in accordance with Sections 7.2 and 7.4, the Committee may also, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights as a limited stock appreciation right (a “Limited Stock Appreciation Right”). Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive a number of shares of Common Stock and/or cash (as chosen by the Committee in its sole discretion) equal to the amount (a) set forth in Section 7.2(e) with respect to Tandem Stock Appreciation Rights, or (b) set forth in Section 7.4(e) with respect to Non-Tandem Stock Appreciation Rights, as applicable.
7.6   Repricing of Stock Appreciation Rights.   Repricing of Stock Appreciation Rights described in this Article VII shall not be permitted without stockholder approval (in accordance with Section 13.1). For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a Stock Appreciation Right to lower its exercise price; (ii) any other action that is treated as a “repricing” under GAAP; (iii) canceling a Stock Appreciation Right at a time when its exercise price is greater than or equal to the Fair Market Value of the underlying Common Stock in exchange for another Award, and (iv) repurchasing for cash a Stock Appreciation Right at a time when its exercise price is greater than or equal to the Fair Market Value of the underlying Common Stock, unless the change, other action or cancellation, exchange or repurchase occurs in connection with an event set forth in Section 4.2. Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under GAAP and regardless of whether it is voluntary on the part of the Participant.
ARTICLE VIII
RESTRICTED STOCK
8.1   Awards of Restricted Stock.   Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, grants of Restricted Stock shall be made, the number of shares to be awarded, the price (if any) to be paid by the Participant (subject to Section 8.2), subject to Section 4.4, the time or times within which such Awards may be subject to forfeiture and the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.
Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Restricted Stock, the Committee may direct that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the Fair Market Value at the time of vesting of any Restricted Stock which had vested in the period referred to above.
The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified Performance Goals or such other factors as the Committee may determine, in its sole discretion.
8.2   Awards and Certificates.   Eligible Employees, Consultants and Non-Employee Directors selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
(a)
Purchase Price.   The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.

(b)
Acceptance.   Awards of Restricted Stock must be accepted within a period of 60 days (or such other period as the Committee may specify) after the grant date, by executing a Restricted Stock agreement and by paying whatever price (if any) the Committee has designated thereunder.

(c)
Legend.   Each Participant receiving Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall, in addition to such legends required by applicable securities laws, bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the P&F Industries, Inc. (the “Company”) 2021 Stock Incentive Plan (as amended from time to time, the “Plan”) and an Agreement entered into between the registered owner and the Company dated                  . Copies of such Plan and Agreement are on file at the principal office of the Company.”
(d)
Custody.   If stock certificates are issued in respect of shares of Restricted Stock, the Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any grant of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3   Restrictions and Conditions.   The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:
(a)
Restriction Period.   (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the “Restriction Period”) commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(b) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may condition the grant or provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.

(b)
Performance Goals, Formulae or Standards.   If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall, in its sole discretion, establish the Performance Goals and the applicable vesting percentage of the

Restricted Stock applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.
(c)
Rights as a Stockholder.   Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, dividends or other distributions on shares of Restricted Stock shall be withheld, in each case, while the Restricted Stock is subject to restrictions and no dividends or other distributions payable thereunder shall be paid unless and until the shares of Restricted Stock to which they relate are no longer subject to a risk of forfeiture. Dividends and other distributions that are not paid currently shall be credited to bookkeeping accounts on the Company’s records for purposes of this Plan and, except as otherwise determined by the Committee, shall not receive interest. Such dividends and other distributions shall be paid to the Participant in the same form as paid on the Common Stock or, at the election of the Committee in its sole discretion, in an amount of cash equal to the value of such dividends or other distributions, or a combination thereof, in each case, upon the lapse of the restrictions.

(d)
Termination.   Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant’s Termination for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

(e)
Lapse of Restrictions.   If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant, except as otherwise required by applicable law or other limitations imposed by the Committee. Notwithstanding the foregoing, actual certificates shall not be issued to the extent that book entry recordkeeping is used.

ARTICLE IX
PERFORMANCE SHARES
9.1   Award of Performance Shares.   Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the applicable Performance Period during which, and the conditions under which, receipt of the Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in Section 9.2.
Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Performance Shares, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Shares which had vested in the period referred to above.
Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share upon the attainment of specified Performance Goals established pursuant to Section 9.2(c) below and such other factors as the Committee may determine, in its sole discretion.

9.2   Terms and Conditions.   Performance Shares awarded pursuant to this Article IX shall be subject to the following terms and conditions:
(a)
Earning of Performance Share Award.   At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.

(b)
Non-Transferability.   Subject to the applicable provisions of the Award agreement and this Plan, Performance Shares may not be Transferred during the Performance Period.

(c)
Performance Goals, Formulae or Standards.   The Committee shall, in its sole discretion, establish the Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

(d)
Dividends.   Unless otherwise determined by the Committee at the time of grant, amounts equal to any dividends declared during the Performance Period with respect to the number of shares of Common Stock covered by a Performance Share will not be paid to the Participant.

(e)
Payment.   Following the Committee’s determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Eligible Employee, Consultant or Non-Employee Director, or his or her legal representative, in an amount equal to such individual’s earned Performance Share. Notwithstanding the foregoing, the Committee may, in its sole discretion, award an amount less than the earned Performance Share and/or subject the payment of all or part of any Performance Share to additional vesting, forfeiture and deferral conditions as it deems appropriate.

(f)
Termination.   Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination for any reason during the Performance Period for a given Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(g)
Accelerated Vesting.   Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, subject to Section 4.4, the Committee may, in its sole discretion, at or after grant, accelerate the vesting of all or any part of any Performance Share Award and/or waive the deferral limitations for all or any part of such Award.

ARTICLE X
PERFORMANCE UNITS
10.1   Award of Performance Units.   Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the Eligible Employees, Consultants and Non-Employee Directors, to whom, and the time or times at which, Performance Units shall be awarded, the number of Performance Units to be awarded to any person, the duration of the period (the “Performance Cycle”) during which, and the conditions under which, a Participant’s right to Performance Units will be vested, the ability of Participants to defer the receipt of payment of such Units, and the other terms and conditions of the Award in addition to those set forth in Section 10.2.
A Performance Unit shall have a fixed dollar value.
Unless otherwise determined by the Committee at grant, each Award of Performance Units shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period after, any vesting of Performance Units, the Committee may direct (at any time within one year thereafter) that all unvested Performance Units shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to any gain the Participant realized from any Performance Units which had vested in the period referred to above. The foregoing provision shall cease to apply upon a Change in Control.
Except as otherwise provided herein, the Committee shall condition the vesting of any Performance Unit upon the attainment of specified Performance Goals established pursuant to Section 10.2(a) below and such other factors as the Committee may determine, in its sole discretion.
10.2   Terms and Conditions.   The Performance Units awarded pursuant to this Article X shall be subject to the following terms and conditions:
(a)
Performance Goals.   The Committee shall establish the Performance Goals for the earning of Performance Units based on a Performance Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

(b)
Non-Transferability.   Subject to the applicable provisions of the Award agreement and this Plan, Performance Unit Awards may not be Transferred.

(c)
Vesting.   At the expiration of the Performance Cycle, the Committee shall determine the extent to which the Performance Goals have been achieved, and the percentage of the Performance Unit Award of each Participant that has vested.

(d)
Payment.   Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle, cash and/or share certificates of an equivalent value (as the Committee may determine in its sole discretion) shall be delivered to the Participant, or his legal representative, in payment of the vested Performance Units covered by the Performance Unit Award.

(e)
Termination.   Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination for any reason during the Performance Cycle for a given Award, the Performance Units in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant.

(f)
Accelerated Vesting.   Based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Performance Unit and/or waive the deferral limitations for all or any part of such Award.

ARTICLE XI
OTHER STOCK-BASED AWARDS
11.1   Other Stock-Based Awards.   The Committee, in its sole discretion, is authorized to grant to Eligible Employees, Consultants and Non-Employee Directors Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive, bonus or performance plan sponsored or maintained by the Company or an Affiliate, stock equivalent units, restricted stock units, deferred stock units, and Awards valued by reference to book value of shares of Common Stock. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees and/or Non-Employee Directors to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be in a manner intended to comply with

Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under this Plan.
Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees, Consultants and Non-Employee Directors to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.
The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals or such other factors as the Committee may determine, in its sole discretion. If the grant or vesting of an Other Stock-Based Award is based on the attainment of Performance Goals, the Committee shall, in its sole discretion, establish the Performance Goals and the applicable vesting percentage of the Other Stock-Based Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date while the outcome of the Performance Goals are substantially uncertain as otherwise determined by the Committee in its sole discretion. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.
11.2   Terms and Conditions.   Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:
(a)
Non-Transferability.   Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

(b)
Dividends.   Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article XI shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

(c)
Vesting.   Subject to Section 4.4, any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.

(d)
Price.   Common Stock issued on a bonus basis under this Article XI may be issued for no cash consideration. Common Stock purchased pursuant to a purchase right awarded under this Article XI shall have such price as is determined by the Committee in its sole discretion.

(e)
Payment.   The form of payment for the Other Stock-Based Award shall be specified in the Award agreement and may be in shares of Common Stock, the cash equivalent of such shares or a combination.

ARTICLE XII
CHANGE IN CONTROL PROVISIONS
12.1   Benefits.   In the event of a Change in Control of the Company, and except as otherwise provided by the Committee in an Award agreement, a Participant’s unvested Award shall not vest and a Participant’s Award shall be treated in accordance with one of the following methods as determined by the Committee in its sole discretion:
(a)
Awards, whether or not then vested, shall be continued, assumed, have new rights substituted therefor or be treated in accordance with Section 4.2(d) hereof, as determined by the Committee in its sole discretion, and restrictions to which any shares of Restricted Stock or any other Award granted prior to the Change in Control are subject shall not lapse upon a Change in Control and the Restricted Stock or other Award shall, where appropriate in the sole discretion of the Committee, receive the same distribution as other Common Stock on such terms as determined by the

Committee; provided that, the Committee may, in its sole discretion, decide to award additional Restricted Stock or other Award in lieu of any cash distribution. Notwithstanding anything to the contrary herein, for purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424-1 (and any amendments thereto).
(b)
The Committee, in its sole discretion, may provide for the purchase of any Awards by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Awards, over the aggregate exercise price of such Awards. For purposes of this Section 12.1, “Change in Control Price” shall mean the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company; provided, however, that the Change in Control Price shall not exceed the fair market value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.

(c)
The Committee may, in its sole discretion, provide for the cancellation of any Appreciation Awards without payment, if the Change in Control Price is less than the exercise price of such Appreciation Award.

(d)
Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting or lapse of restrictions, of an Award at any time.

12.2   Change in Control.   Unless otherwise determined by the Committee in the applicable Award agreement or other written agreement approved by the Committee, a “Change in Control” shall be deemed to occur following any transaction if: (i) any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) other than a Founder (as defined below) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 50% or more of either the outstanding shares of the Company’s Class A common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally; (ii) during any period of two (2) consecutive years (the “Board Measurement Period”), individuals who constitute the Board at the beginning of such period cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s stockholders of each new director was approved by a vote of at least three-quarters (the “Required Approval”) of the directors then still in office who were directors at the beginning of the period; provided, that with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control, the Board Measurement Period shall be reduced from any period of two (2) consecutive years to any period of twelve (12) consecutive months and the Required Approval shall be reduced from at least three-quarters to at least a majority; or (iii) the Company undergoes a liquidation or dissolution or a sale of all or substantially all of its assets; provided, that with respect to any payment pursuant to a Section 409A Covered Award that is triggered upon a Change in Control a liquidation or dissolution of the Company shall not constitute a Change in Control. No merger, consolidation or corporate reorganization in which the owners of the combined voting power of the Company’s then outstanding voting securities entitled to vole generally prior to said combination, own 50% or more of the resulting entity’s outstanding voting securities shall, by itself, be considered a Change in Control of the Company
As used in this Section 12.2, “Founder” means Richard A. Horowitz and any of his affiliates.
ARTICLE XIII
TERMINATION OR AMENDMENT OF PLAN
13.1   Termination or Amendment.   Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XV), or suspend or terminate it entirely, retroactively or otherwise. The Board or the Committee may also amend the terms of any Award (including any Award agreement); provided, however, that no change in any Award previously granted under the Plan may be made without the consent of the Participant holding such Award if such amendment would materially impair the rights of such Participant under such Award or, in the case of Awards granted under the Plan prior to the Effective Date, if such amendment would impair the rights of such Participant to such Award (unless otherwise provided in the applicable Award agreement). Notwithstanding the foregoing, without the approval of the holders of the Company’s Common Stock entitled to vote in accordance with applicable law and the exchange or system on which the Company’s securities are then listed or traded, no amendment may be made by the Board or the Committee that would:
(a)
increase the aggregate number of shares of Common Stock that may be issued under this Plan pursuant to Section 4.1 (except by operation of Section 4.2);

(b)
increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b) (except by operation of Section 4.2);

(c)
change the classification of individuals eligible to receive Awards under this Plan;

(d)
allow for repricing (as defined in Sections 6.4(m) and 7.6, as applicable) of any Options or SARs;

(e)
extend the maximum option period under Section 6.4;

(f)
award any Stock Option or Stock Appreciation Right in replacement of a canceled Stock Option or Stock Appreciation Right with a higher exercise price, except in accordance with Section 6.4(l); or

(g)
require stockholder approval in order for this Plan to comply with the applicable rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company or, to the extent applicable to Incentive Stock Options, Section 422 of the Code.

ARTICLE XIV
UNFUNDED PLAN
14.1   Unfunded Status of Plan.   This Plan is an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but that are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.
ARTICLE XV
GENERAL PROVISIONS
15.1   Legend.   The Committee may require each person receiving shares of Common Stock pursuant to a Stock Option or other Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend that the Committee, in its sole discretion, deems appropriate to reflect any restrictions on Transfer.
All certificates for shares of Common Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may, in its sole discretion, deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
15.2   Other Plans.   Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
15.3   No Right to Employment/Directorship/Consultancy.   Neither this Plan nor the grant of any Option or other Award hereunder shall give any Participant or other employee, Consultant or Non-Employee Director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any

Affiliate by which an employee is employed or a Consultant or Non-Employee Director is retained to terminate his or her employment, consultancy or directorship at any time.
15.4   Withholding of Taxes.   The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld in an amount at least equal to the statutory minimum amount of taxes required to be withheld; provided, however, solely to the extent permitted by the Company, at the Participant’s election, the Participant may request the Company withhold additional amounts up to the Participant’s maximum individual rate in each relevant jurisdiction applicable to the Participant at the time of such withholding. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company. Any statutorily required withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.
15.5   No Assignment of Benefits.   No Award or other benefit payable under this Plan shall, except as otherwise specifically provided by law or permitted by the Committee, be Transferable in any manner, and any attempt to Transfer any such benefit shall be void, and any such benefit shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such benefit, nor shall it be subject to attachment or legal process for or against such person.
15.6   Listing and Other Conditions.
(a)
Unless otherwise determined by the Committee, as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

(b)
If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Option or other Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

(c)
Upon termination of any period of suspension under this Section 15.6, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award.

(d)
A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.

(e)
The Company shall not be obligated to issue any shares of Common Stock to a Participant if, in the opinion of counsel to the Company, the issuance of such Common Stock will constitute a violation by the Participant or the Company of any provisions of any rule or regulation of any governmental authority or any national securities exchange.

15.7   Governing Law.   This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).
15.8   Construction.   Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.
15.9   Other Benefits.   No Award granted or paid out under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
15.10   Costs.   The Company shall bear all expenses associated with administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.
15.11   No Right to Same Benefits.   The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
15.12   Death/Disability.   The Committee may in its sole discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may, in its discretion, also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.
15.13   Section 16(b) of the Exchange Act.   All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may, in its sole discretion, establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.
15.14   Section 409A of the Code.   Although the Company does not guarantee to a Participant the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. To the extent that any Award granted under the Plan constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “Section 409A Covered Award”), it shall be paid in a manner that will comply with Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Code Section 409A or any damages for failing to comply with Code Section 409A or this Section 15.14. Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to Section 409A Covered Awards:
(a)
A termination of employment shall not be deemed to have occurred for purposes of any provision of a Section 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of Section 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Code Section 409A(a)(2)(B) and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a Section 409A Covered Award, to the extent required to be delayed in compliance with Code Section 409A(a)(2)(B), such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death (the “Delay Period”). All payments delayed pursuant to this Section 15.14(a) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death.
(b)
Whenever a payment under a Section 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

(c)
If under the Section 409A Covered Award an amount is to be paid in two or more installments, for purposes of Code Section 409A, each installment shall be treated as a separate payment.

15.15   Successor and Assigns.   This Plan shall be binding on all successors and permitted assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate.
15.16   Severability of Provisions.   If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.
15.17   Payments to Minors, Etc.   Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipt thereof shall be deemed paid when paid to such person’s guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Board, the Company, its Affiliates and their employees, agents and representatives with respect thereto.
15.18   Headings and Captions.   The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.
15.19   Recoupment.   All Awards granted or other compensation paid by the Company under this Plan, including any shares of Common Stock issued under any Award hereunder, will be subject to any compensation recapture policies established by the Board or the Committee from time to time, including, among other things, recoupment of performance-based awards in the event the Committee makes a determination of misconduct or fraud by the holder of such Award resulting in the a required restatement of the Company’s Financial Statements, as applicable in their respective sole discretion.
15.20   Reformation.   If any provision regarding Detrimental Activity or any other provision set forth in the Plan or an Award agreement is found by any court of competent jurisdiction or arbitrator to be invalid, void or unenforceable or to be excessively broad as to duration, activity, geographic application or subject, such provision or provisions shall be construed, by limiting or reducing them to the extent legally permitted, so as to be enforceable to the maximum extent compatible with then applicable law.
ARTICLE XVI
EFFECTIVE DATE OF PLAN
The Plan was originally adopted by the Board on April 20, 2012, as the P&F Industries, Inc. 2012 Stock Incentive Plan (the “2012 Plan”), subject to the approval of the 2012 Plan by the stockholders of the Company (which was obtained at the 2012 annual stockholders’ meeting), in accordance with the requirements of the laws of the State of Delaware. This amendment and restatement of the 2012 Plan was approved by the Board in the form set forth herein on April 22, 2021, to be effective on May 26, 2021 (the “Effective Date”), the date of the Company’s 2021 annual stockholders’ meeting (the “2021 Annual Meeting”), subject to stockholder approval of the Plan at the 2021 Annual Meeting in accordance with the requirements of the laws of the State of Delaware.

ARTICLE XVII
TERM OF PLAN
No Award shall be granted pursuant to this Plan on or after April 22, 2031, but Awards granted prior to such date may extend beyond that date and will continue to be subject to the terms of the Plan and any applicable Award agreement.
ARTICLE XVIII
NAME OF PLAN
This Plan shall be known as the “P&F Industries, Inc. 2021 Stock Incentive Plan.”

P&F INDUSTRIES, INC. Annual Meeting of Stockholders May 26, 2021 This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) RICHARD A. HOROWITZ and JOSEPH A. MOLINO, JR. or either one of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock of P&F Industries, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM Eastern Daylight Time (EDT) on May 26, 2021 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://viewproxy.com/PFINA/2021/htype.asp by 11:59 PM (EDT) on May 25, 2021. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “ABOUT THE ANNUAL MEETING--Voting Proxies, Attending the Annual Meeting and Other Matters.” This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. This proxy also authorizes each of the persons named above to vote at his discretion on any other matters that may properly come before the Annual Meeting of Stockholders. (Continued and to be marked, dated and signed on other side) PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at http://viewproxy.com/PFINA/2021

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS LISTED BELOW AND “FOR” PROPOSALS 2, 3, AND 4 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of two directors, as set forth below, for a term of three years (expiring in 2024). 2. Ratifying the appointment of CohnReznick LLP as P&F Industries, Inc.’s independent registered FOR AGAINST ABSTAIN NOMINEES: ○ Jeffrey D. Franklin ○ Richard P. Randall FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (SEE INSTRUCTIONS public accounting firm for the year 2021. 3. Approving the amendment and restatement of the P&F Industries, Inc. 2012 Stock Incentive Plan (to be renamed the P&F Industries, Inc. 2021 Stock Incentive Plan). □ □ □ Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold as shown here: ● 4. Approving an advisory (non-binding) resolution regarding the compensation of P&F Industries, Inc.’s named executive officers. □ □ □ IMPORTANT – PLEASE VOTE, SIGN AND RETURN THE PROXY AS SOON AS POSSIBLE SO THAT
IT WILL ARRIVE BEFORE THE ANNUAL MEETING ON MAY 26, 2021. Date: Signature VIRTUAL CONTROL NUMBER Signature (if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone, or when voting during the Virtual Annual Meeting ( INTERNET Vote Your Proxy on the Internet: Go to www.FCRvote.com/PFIN Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (866) 402- 3905 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.